LEASE

BETWEEN

CRANBERRY COVE HOLDINGS LTD.

AND

CANADIAN ADDICTION RESIDENTIALTREATMENT LP, by its general partner CANADIAN ADDICTION TREATMENT GP LIMITED

February 13, 2017

TABLE OF CONTENTS

THIS LEASE is dated February 13, 2017

BETWEEN:

CRANBERRY COVE HOLDINGS LTD.

(the "**Landlord**")

THE PARTY OF THE FIRST PART

- and -

CANADIAN ADDICTION RESIDENTIAL TREATMENT LP, by its general partner CANADIAN ADDICTION TREATMENT GP LIMITED

(the "**Tenant**")

THE PARTY OF THE SECOND PART

ARTICLE I
DEFINITIONS

1.01 Definitions

In this Lease and the schedules forming part of it, the following definitions apply:

(a) "**Additional Rent**" means the money or charges which the Tenant is required to pay under this Lease (except Minimum Rent) whether or not they are designated "**Additional Rent**" and whether they are payable to the Landlord or to third parties.

(b) "**Architect**" means the architect which the Landlord names from time to time.

(c) "**Commencement Date**" means the 13th day of February, 2017.

(d) "**Change of Control**" means, in the case of any corporation or partnership, the transfer or issue by sale, assignment, subscription, transmission on death, mortgage, charge, security interest, operation of law or otherwise, of any shares, voting rights or interest which would result in any change in the effective control of such corporation or partnership unless such change occurs as a result of trading in the shares of a corporation listed on a recognized stock exchange in Canada or the United States and then only so long as the Landlord receives assurances reasonably satisfactory to it that there will be a continuity of management and of the business practices of such corporation notwithstanding such Change of Control.

(e) "**Equipment**" means the equipment listed in Schedule B attached hereto.

(f) "**HVAC System**" means the heating, ventilating and air-conditioning system of the Leased Premises which is composed of all heating, ventilating and air-conditioning equipment and facilities serving the Leased Premises and includes from time to time, but is not limited to, any roof-top, ceiling or wall mounted or window heating, ventilating or air-conditioning units installed in the Leased Premises; the fuel and power facilities of the systems, and distribution piping, air-handling units and fan

coil and ventilation units which form part of the system; and monitoring, energy saving and control systems including the thermostat in each of the individual units supplied by the HVAC System.

(g) "**Landlord**" means the party of the First Part, and for the purpose of Section 6.08 includes the officers, servants, contractors, agents, successors and assigns of the Landlord.

(h) "**Leased Premises**" means the lands and premises described in Schedule "A" hereto and any and all buildings, improvements, equipment and facilities erected on them or situated on or in them from time to time, including those items listed in Schedule "B" hereto.

(i) "**Leasehold Improvements**" means leasehold improvements in the Leased Premises determined according to common law, and shall include, without limitation, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed in the Leased Premises by or on behalf of the Tenant or any previous occupant of the Leased Premises, including signs and lettering, partitions, doors and hardware however affixed and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture and equipment not in the nature of fixtures.

(j) "**Minimum Rent**" means the annual rent payable by the Tenant under Section 4.02.

(k) "**Mortgagee**" means any mortgagee or hypothecary creditor (including any trustee for bondholders) of the Leased Premises or any part of it.

(l) "**Operating Costs**" means the costs determined in accordance with generally accepted accounting principles which are incurred in connection with the operation, maintenance, repair, administration and management of the Leased Premises. These costs include, without limitation or duplication:

(i) The total annual costs and expenses of the insurance carried by the Landlord for the lands, buildings, improvements, equipment and other property comprising the Leased Premises owned or operated by the Landlord or for which the Landlord is liable; and

(ii) Taxes (including school taxes and local improvement rates) if any, payable by the Landlord which are levied or assessed with respect to the Leased Premises; and

(iii) all other expenses paid or payable by the Landlord in connection with the operation of the Leased Premises, except as otherwise set out in this Lease.

Notwithstanding the foregoing, Operating Costs shall exclude:

(iv) debt service;

(v) capital expenditures and/or structural replacements except to the extent that such costs are amortized over the useful life of the item being replaced, on a straight line basis;

(vi) costs reasonably determined by the Landlord from time to time to be fairly allocable to the correction of initial construction faults, initial maladjustments in operating equipment, but only to the extent that such costs are recovered from the contractor or other responsible party;

(vii) any ground rent payable by the Landlord in respect of a lease of the land or part thereof;

(viii) any environmental remediation costs other than those costs resulting from the acts or omissions of the Tenant;

(ix) any fines or penalties incurred by the Landlord as a result of a violation of applicable laws (unless incurred on a reasonable basis as would a prudent owner), provided such violation was not caused or contributed by the Tenant or those for whom the Tenant is in law responsible;

(x) costs which would otherwise be included in Operating Costs but consist of any amount paid to a corporate affiliate, parent or subsidiary of the Landlord, to the extent that such amount is in excess of the fair market value of the said item or service;

(xi) any costs or expenses incurred for repairs, replacements and rebuilding to the footings, foundations, structural columns and beams, roof structure (excluding the roof membrane), structural sub-floors, bearing walls, cladding or re-cladding of exterior walls of the building and any plumbing, electrical and sprinkler systems servicing the building;

(xii) any cost or expense incurred for any repairs or replacements that is directly attributable to faulty construction or inherent structural defects or weaknesses, or any expansions or additions made in respect of any part of the building and/or any expenses incurred or occasioned by the negligent or wilful acts or omissions of Landlord or those for whom the Landlord is in law responsible; and

(xiii) costs of conducting any environmental audits or costs of clean-up and/or decommission of the lands comprising the Leased Premises of any hazardous substances or material.

(m) "**Person**" if the context allows, includes any person, firm, partnership or corporation, or any group of persons, firms, partnerships, or corporations or any combination of them.

(n) "**Leased Premises**" means the lands and buildings in which the Leased Premises are located, as those lands are altered, expanded, or reduced from time to time and any buildings, improvements, equipment and facilities erected on them or situated on or in them from time to time.

(o) **"Rent"** means the Minimum Rent and Additional Rent payable under this Lease.

(p) **"Rental Year"** means successive periods of 12 calendar months which commences on the first day of the Term and ends on the last day of December next following and the last Rental Year of the Term whether it is 12 calendar months or not, terminates on the expiration or earlier termination of this Lease.

(q) **"Septic and Water System"** means the septic system and the well water system serving the Leased Premises including all equipment, pumps, piping and tile beds.

(r) **"Taxes"** means all property taxes, rates, duties and assessments (including local improvement taxes), impost charges or levies, whether general or special, that are levied, rated, charged or assessed against the Leased Premises or any part of it from time to time, by any lawful taxing authority, whether federal, provincial, municipal, school or otherwise and any taxes or other amounts which are imposed in lieu of, or in addition to, any such property taxes whether of the foregoing character or not and whether in existence at the Commencement Date or not, and any such property taxes levied or assessed against the Landlord on account of its ownership of the Leased Premises or its interest in it. For greater certainty, Taxes shall not include any business taxes owed by the Landlord.

(s) **"Tenant"** means the party of the Second Part and every Person mentioned as Tenant in this Lease and for purposes of Section 8.02 includes the servants, employees, agents, invitees and licensees, or successors and assigns of the Tenant and those over whom the Tenant may reasonably be expected to exercise control.

(t) **"Trade Fixtures"** means trade fixtures as determined at common law, but for greater certainty, shall not include: (a) heating, ventilating or air conditioning systems, facilities and equipment in or serving the Leased Premises; (b) floor coverings affixed to the floor of the Leased Premises; (c) light fixtures; (d) internal stairways and doors; and (e) any fixtures, facilities, equipment or installations installed by or at the expense of the Tenant.

(u) **"Transfer"** means an assignment of this Lease in whole or in part, a sublease of all or any part of the Leased Premises, any transaction whereby the rights of the Tenant under this Lease or to the Leased Premises are transferred to another, any transaction by which any right of use or occupancy of all or any part of the Leased Premises is conferred upon anyone, any mortgage, charge or encumbrance of this Lease or the Leased Premises or any part thereof or other arrangement under which either this Lease or the Leased Premises become security for any indebtedness or other obligations and includes any transaction or occurrence whatsoever (including, but not limited to, expropriation, receivership proceedings, seizure by legal process and transfer by operation of law), which has changed or might change the identity of the Person having lawful use or occupancy of any part of the Leased Premises.

(v) **"Transferee"** means the Person or Persons to whom a Transfer is or is to be made.

ARTICLE II
ARTICLE II INTENT AND INTERPRETATION

2.01 Net Lease

Except as otherwise stated herein, this Lease is intended to be a completely carefree net, net, net Lease to the Landlord. The Tenant will pay all charges, impositions, costs and expenses of every nature relating to the Leased Premises and the Landlord is not responsible for any costs, charges, expenses or any outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy of them.

2.02 Extended Meanings

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms, corporations and vice versa. The captions or marginal notes are descriptive only and do not form part of this Lease.

2.03 Entire Agreement

This Lease, as well as schedules and riders, if any, constitutes the entire agreement between the parties hereto with respect to the Leased Premises and may be amended only by an agreement in writing signed by the Landlord and the Tenant and no party hereto is bound by any representations, warranties, promises or agreements or inducements not embodied herein and in particular, no warranties of the Landlord not expressed herein are to be implied.

2.04 Governing Law

This Lease will be in accordance with and governed by the laws of the Province of Ontario.

2.05 Time of the Essence

Time is of the essence in this Lease and each part of it.

ARTICLE III
GRANT AND TERM

3.01 Leased Premises

The Landlord leases to the Tenant, and the Tenant leases from the Landlord, the Leased Premises and the Equipment.

3.02 Commencement and Ending Date of Term

To have and to hold the Leased Premises, for and during the term ("**Term**") which shall be, unless sooner terminated as hereinafter provided, for a term of five (5) years, commencing on the Commencement Date and terminating on February 28, 2022.

ARTICLE IV
RENT

4.01 Covenant to Pay

The Tenant will pay Minimum Rent and Additional Rent as provided in this Lease. All payments and charges payable by the Tenant pursuant to this Lease shall for all purposes hereunder are deemed to be Rent.

4.02 Minimum Rent

The Tenant shall pay the following annual Minimum Rent to the Landlord in equal consecutive monthly instalments plus HST, in advance, on the first day of each calendar month of the first year of the term, plus the Additional Rent for the Leased Premises and the Equipment;

Lease Year	Annual Minimum Rent	Monthly Minimum Rent	
Year 1	$420,000.00	$35,000.00	+ H.S.T.
Year 2	$430,500.00	$35,875.00	+ H.S.T.
Year 3	$441,263.00	$36,772.00	+ H.S.T.
Year 4	$456,707.00	$38,059.00	+ H.S.T.
Year 5	$472,692.00	$39,391.00	+ H.S.T.

4.03 Additional Rent

In addition to the Minimum Rent, as herein provided, the Tenant shall be responsible for paying all Operating Costs attributable to the Leased Premises, (including business taxes) on a monthly basis in advance on the 1st day of each month in addition to the Minimum Rent (the Additional Rent). In addition to the foregoing Minimum Rent and Additional Rent, the Tenant shall pay HST, or other value added taxes, from time to time as levied or enacted by any competent governmental body during the term of this Lease or any renewal or extension thereof.

Section 4.04. If the Term commences on any day other than the first, or ends on any day other than the last day of the month, the Minimum Rent and Additional Rent for the fractions of the month at the commencement and at the expiration or termination of the Term shall be adjusted on a per diem adjustment of 365 days.

The Tenant shall make all payments under this Lease by way of automatic withdrawals or electronic funds transfer from the Tenant's bank account and shall execute and deliver, either concurrently with this Lease or from time to time within three (3) business days following the request therefore, such documentation as may be required by the Landlord and its bank in order to effect such payments. However, the Tenant may at any time and upon notice to the Landlord elect to make all payments under this Lease by way of postdated cheques.

If the Tenant defaults in the payment of rent, the Tenant shall pay interest on the unpaid rent from the due date to the date of payment to the Landlord, at that rate per annum that is two (2) percentage points above that rate charged by a Canadian bank designated by the Landlord to its most favoured Canadian commercial borrowers, from time to time in Canadian Dollar denominated loans and known and referred to generally as the "**Prime Rate.**"

ARTICLE V
USE OF THE LEASED PREMISES

5.01 Use of the Leased Premises

The Leased Premises shall be used for the purpose of a mental health and addiction treatment centre and ancillary uses thereto and for no other use without the Landlord's prior written consent, not to be unreasonably withheld. No Toxic Materials, other than those used in compliance with environmental laws, shall be stored at the Leased Premises.

5.02 Nuisance and Waste

The Tenant will not do or omit to do or permit to be done or omit to be done upon or in respect of the Leased Premises anything the doing or omission of which is forbidden by law or would be or result in a nuisance. The Tenant covenants that it will not use or permit to be used all or any part of the Leased Premises for any dangerous, noxious or offensive trade or business, or cause or permit the Leased Premises or any part thereof to be used for the purpose of any bankruptcy, liquidation or auction sale.

5.03 Observance of Law

The Tenant will at its expense, and subject to Section 6.05 and Section 6.06, promptly, (a) comply with the requirements of all governmental authorities, including federal, provincial and municipal legislative enactments, by-laws and other regulations now or subsequently in force which pertain to the Leased Premises, the Tenant's use of the Leased Premises, or the conduct of any business in the Leased Premises, or the making of any repairs, replacements, alterations or changes to the Leased Premises, including energy conservation and (b) comply with the police, fire and sanitary regulations imposed by any governmental authorities or made by fire insurance underwriters, and (c) carry out all modifications or changes to the Leased Premises and the Tenant's conduct of business in or use of the Leased Premises which are required by any of those authorities, provided that in the event of default by the Tenant under this paragraph the Landlord may itself comply, but shall not be obligated to do so, and collect the cost thereof plus a fifteen percent (15%) administration charge from the Tenant as rent in arrears.

5.04 Environmental Matters

The Tenant covenants with the Landlord that it will not bring upon, or permit or use any substance, defined or designated as a hazardous or toxic waste, hazardous or toxic material, a hazardous, toxic or radioactive substance or other similar term, by any applicable federal, provincial, municipal or local statute, regulation, by-law or ordinance now or hereafter in effect, or any substance or materials, the use or disposition of which is regulated by any such statute, regulation, by-law or ordinance (hereinafter called "**Toxic Materials**") in, on or under the Leased Premises, except in accordance with environmental laws, and the Tenant will promptly comply with all statutes, regulations, by-laws, and ordinances, and with all orders, decrees or judgments of governmental authorities of courts having jurisdiction, relating to the use, collection, storage, treatment, control, removal or cleanup of Toxic Materials in, on or under the Leased Premises if the Leased Premises become contaminated with Toxic Materials as a result of operations or activities on the Leased Premises, or incorporated into any Tenant's improvements thereon. The Landlord may, but shall not be obliged to, enter upon the Leased Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable and the Tenant shall reimburse the Landlord on demand for the full amount of all costs and expenses incurred by the Landlord in connection with such compliance activities. The Tenant will indemnify

and hold the Landlord harmless against any losses, damages, costs, expenses and liabilities suffered or incurred by the Landlord by reason of a breach of any of the covenants aforesaid which indemnity shall survive any surrender or termination of the Lease.

ARTICLE VI TENANT'S COVENANTS

6.01 Taxes Payable by the Tenant

The Tenant shall pay, in each and every year during the Term, as Additional Rent, and discharge within 20 days after same shall become due and payable, all Taxes charged or assessed against or in respect of all improvements, equipment and facilities of the Tenant on or in the Leased Premises (whether installed by the Tenant or by the Landlord on behalf of the Tenant) and every tax and license fee in respect of any and every business carried on, thereon or therein in respect of the use or occupancy thereof by the Tenant (and every subtenant or licensee). The Tenant further covenants and agrees that upon written request of the Landlord, the Tenant will promptly deliver to it for inspection receipt for payment of all Taxes in respect of all improvements, equipment and facilities of the Tenant on or in the Leased Premises which were due and payable up to one month prior to such request, and in any event will furnish to the Landlord, if requested by the Landlord, evidence of payment satisfactory to the Landlord before the 21st day of January each year covering payments for the preceding year.

The Tenant shall have the right to contest at its own expense, so long as the Landlord is not involved in any cost, lost or penalty whatsoever, by appropriate legal proceedings, the validity of any tax, rate, including local improvement rates, assessments or other charges referred to in this Section 6.01, provided that the Tenant forthwith pays the same under protest or furnishes to the Landlord sufficient security by bond or otherwise to ensure the payment of same (together with the Landlord's reasonable expenses and costs, on a solicitor and client basis) in the event such appeal or application is successful.

6.02 Operating Costs

In each Rental Year, the Tenant will pay to the Landlord, as Additional Rent the Operating Costs.

6.03 Utilities and Maintenance

(a) The Tenant shall pay as the same becomes due respectively, all taxes and charges for public and private utilities, including water, gas, electrical power or energy, steam or hot water used upon or in respect of the Leased Premises. In this regard, the Tenant shall enter into such contracts or other arrangements in connection with the utilities which the Landlord requests it to and will pay whatever deposits or other amounts which are payable under those contracts or other arrangements.

(b) The Landlord is not liable for interruption or cessation of, or failure in the supply of utilities, services or systems in, to or serving the Leased Premises.

(c) The Tenant shall maintain the Leased Premises in a first-class condition and shall be responsible for garbage, snow and trash removal, janitorial services and all costs associated with grass cutting and maintaining the shrubs and gardens on the Leased Premises.

6.04 Payment of Additional Rent

Any Additional Rent or other amount payable by the Tenant to the Landlord pursuant to this Lease shall be paid as follows:

(a) The Landlord may reasonably estimate the amount of such Additional Rent at the commencement of each Rental Year and the Tenant shall pay to the Landlord monthly as Additional Rent, 1/12th of such estimated amount. If the amount of Additional Rent payments by the Tenant should be less than the actual amount due for such Rental Year, then in that event, the Tenant shall pay to the Landlord forthwith upon demand the amount of such deficiency.

(b) If the aggregate amount of Additional Rent payment made by the Tenant should be greater than the actual amount due for such Rental Year then, in that event, should the Tenant not be otherwise in default hereunder, the amount of such excess will be applied by the Landlord to the next succeeding instalment of Additional Rent due hereunder; and if there be such excess for the last Rental Year of the Term, the amount thereof will be refunded by the Landlord to the Tenant within 30 days after the expiration of the Term provided the Tenant is not otherwise in default under the terms of this Lease.

(c) If this Lease commences on a date other than the first day of a calendar year or expires on a date other than the last day of a calendar year, the estimated Additional Rent for such periods of this Lease less than a full calendar year shall be adjusted on a pro rata basis.

(d) Within a reasonable time after the end of the period for which estimated payments have been made, the Landlord will deliver to the Tenant, a statement of Operating Costs on an annual basis. The Tenant will be entitled, at the expense of the Tenant, to have access to and review the invoices, books and records relating to the foregoing Operating Costs and shall maintain such right of audit for 60 days from the date of the receipt by the Tenant of such statement.

6.05 Tenant's Insurance

(a) The Tenant shall maintain the following insurance throughout the Term at its sole cost: (i) "All Risks" (including flood and earthquake) property insurance with deductibles not exceeding 3% of the amount insured, naming the Tenant, the Landlord and the Mortgagee as insured parties, containing a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is in law responsible, and (except with respect to the Tenant's chattels) incorporating the Mortgagee's standard mortgage clause. Such insurance shall insure (1) property of every kind owned by the Tenant or for which the Tenant is legally liable located on or in the Leased Premises including, without limitation, Leasehold Improvements, in an amount equal to not less than 90% of the full replacement cost thereof, subject to a stated amount co-insurance clause; and (2) extra expense insurance in such amount as will reimburse the Tenant for loss attributable to all perils referred to in this Section 6.05 or resulting from prevention of access to the Leased Premises; (ii) comprehensive general liability insurance which includes the following coverage: owners protective; personal injury; occurrence property damage; and employers and blanket

contractual liability. Such policies shall: contain inclusive limits of not less than $5,000,000; provide for cross liability; and name the Landlord as an additional insured; (iii) Tenant's "all risks" legal liability insurance for the replacement cost value of the Leased Premises; (iv) automobile liability insurance on a non-owned form including contractual liability, and on an owner's form covering all licensed vehicles operated by or on behalf of the Tenant, which insurance shall have inclusive limits of not less than $2,000,000; and (v) any other form of insurance which the Tenant or the Landlord, acting reasonably, or the Mortgagee requires from time to time in form, in amounts and for risks against which a prudent tenant would insure.

(b) All policies referred to in this Section 6.05 shall: (i) be taken out with insurers reasonably acceptable to the Landlord; (ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to, any other insurance available to the Landlord; (iv) not be invalidated as respects the interests of the Landlord or the Mortgagee by reason of any breach of or violation of any warranty, representation, declaration or condition; and (v) contain an undertaking by the insurers to notify the Landlord by registered mail not less than 30 days prior to any cancellation or termination. Certificates of insurance or, if required by the Landlord, certified copies of such insurance policies, shall be delivered to the Landlord forthwith upon request. If the Tenant fails to take out or to keep in force any insurance referred to in this Section 6.05 or should any such insurance not be approved by either the Landlord or the Mortgagee and should the Tenant not commence to diligently rectify (and thereafter proceed to diligently rectify) the situation within 48 hours after written notice by the Landlord to the Tenant (stating, if the Landlord or the Mortgagee, from time to time, does not approve of such insurance, the reasons therefore) the Landlord has the right without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease.

6.06 Increase in Insurance Premiums

The Tenant shall not keep or use in the Leased Premises any article which may be prohibited by any fire insurance policy in force from time to time covering the Leased Premises or the Leased Premises. If: (a) the conduct of business in, or use or manner of use of, the Leased Premises; or (b) any acts or omissions of the Tenant in the Leased Premises or any part thereof, cause or result in any increase in premiums for any insurance carried by the Landlord with respect to the Leased Premises, the Tenant shall pay any such increase in premiums. In determining whether increased premiums are caused by or result from the use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Leased Premises showing the various components of such rate, shall be conclusive evidence of the items and charges which make up such rate.

6.07 Cancellation of Insurance

If any insurer under any insurance policy covering any part of the Leased Premises or any occupant thereof cancels or threatens to cancel its insurance policy or reduces or threatens to reduce coverage under such policy by reason of the use of the Leased Premises by the Tenant

or by any Transferee, or by anyone permitted by the Tenant to be upon the Leased Premises, the Tenant shall remedy such condition within 48 hours after notice thereof by the Landlord.

6.08 Loss or Damage

The Landlord shall not be liable for any death or injury arising from or out of any occurrence in, upon, at or relating to the Leased Premises or damage to property of the Tenant or of others located on the Leased Premises or elsewhere in the Leased Premises, nor shall it be responsible for any loss of or damage to any property of the Tenant or others from any cause, whether or not any such death, injury, loss or damage results from the negligence of the Landlord, its agents, employees, contractors, or others for whom it may, in law, be responsible. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to Person or property resulting from fire, explosion, falling plaster, falling ceiling tile, falling fixtures, steam, gas, electricity, water, rain, flood, snow or leaks from any part of the Leased Premises or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Leased Premises or from the street or any other place or by dampness or by any other cause whatsoever. The Landlord shall not be liable for any such damage caused by occupants of adjacent property thereof, or the public, or caused by construction or by any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only and the Tenant releases and agrees to indemnify the Landlord and same it harmless from any claims arising out of any damage to the same including, without limitation, any subrogation claims by the Tenant's insurers.

6.09 Indemnification of the Landlord

Notwithstanding any other provisions of this Lease, the Tenant shall indemnify the Landlord and save it harmless from all loss (including loss of Minimum Rent and Additional Rent) claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising out of this Lease, or any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises by the Tenant. If the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless in connection with such litigation. The Landlord may at its option participate in, or assume carriage of, any litigation or settlement discussions relating to the foregoing, or any other matter for which the Tenant is required to indemnify the Landlord under this Lease. Alternatively, the Landlord may require the Tenant to assume carriage of and responsibility for all or any part of such litigation or discussions.

ARTICLE VII
MAINTENANCE, REPAIRS AND ALTERATIONS

7.01 Maintenance and Repairs by the Tenant

Subject to Article IX, the Tenant will keep the Leased Premises and all improvements in or on them in a first-class condition subject to reasonable wear and tear and the age. This obligation includes, but is not limited to, re-painting and re-decorating at reasonable intervals, making reasonable repairs and replacements to plate glass, moldings, doors, hardware, partitions, demising walls, fixtures, lighting and plumbing fixtures,. At the expiry or termination of this Lease, the Tenant will: (a) leave the Leased Premises in the same conditions as it was required to keep them in during the Term; (b) deliver all keys for the Leased Premises to the Landlord at the place then fixed for payment of Rent; and (c) give to the Landlord the combinations of any locks,

password codes, safe, and vaults in the Leased Premises. In the event that capital expenditures are required in respect of the Leased Premises, the Landlord and the Tenant shall mutually agree upon the type and scope of capital expenditure to be undertaken, both acting reasonably. For certainty, the Landlord shall not commence a capital expenditure in respect of the Leased Premises without the Tenant's prior written consent, such consent not to be unreasonably withheld or delayed.

7.02 Landlord's Approval of the Tenant's Work

(a) The Tenant will not make any repairs, alterations, replacements, decorations or improvements (collectively called the "**Work**") to the Leased Premises without first obtaining the Landlord's written approval, not to be unreasonably withheld. The Tenant will submit to the Landlord: (i) details of the proposed work including drawings and specifications; (ii) whatever indemnification against liens, costs, damages and expenses the Landlord requires; and (iii) evidence that the Tenant has obtained the necessary consents, permits, licenses and inspections from the governmental authorities having jurisdiction. The Work will be performed: (a) at the Tenant's sole cost; (ii) in a good and workmanlike manner; (iii) in accordance with the drawings and specifications approved by the Landlord; and (iv) subject to the reasonable restrictions imposed by the Landlord. The Landlord shall have the sole right to do all electrical work required by the Tenant in the Leased Premises.

(b) Notwithstanding anything in this Lease to the contrary, if maintenance or Work on the Leased Premises or any improvements installed by or on behalf of the Tenant for the benefit of the Leased Premises (i) affect the structure of the Leased Premises, including, without limitation, the load bearing walls, floors, foundation, the roof or the roof membrane; or (ii) is to be done outside the Leased Premises, the maintenance or Work will be performed by the Landlord but at the Tenant's expense. Upon completion of the maintenance or Work, the Tenant will pay to the Landlord, upon demand, the Landlord's costs relating to the maintenance or Work including fees of any architectural or other consultants plus a sum equal to 15% of the total cost representing the Landlord's overhead and the payment will be made as Additional Rent on demand.

7.03 Repair Where Tenant at Fault

If the Leased Premises or any part of it requires repair, replacement or alteration: (a) because of the Tenant's negligence or misconduct; (b) due to the requirements of governmental authorities relating to the Tenant's conduct of business; or (c) as a result of the Tenant stopping up or damaging the heating apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Leased Premises, the cost of the repairs, replacements or alterations plus a sum equal to 15% of the cost for the Landlord's overhead will be paid by the Tenant to the Landlord on demand.

7.04 Tenant Not to Overload Floors or Other Facilities

The Tenant will not bring upon the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might damage the floors of the Leased Premises and that if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the

Tenant or any of its servants, agents or employees or any person having business with the Tenant will forthwith repair the same or pay to the Landlord the cost of making good the same.

7.05 Removal and Restoration by the Tenant

All Leasehold Improvements (other than Trade Fixtures) shall immediately upon their placement become the Landlord's property without compensation to the Tenant. Except as otherwise agreed by the Landlord in writing, no Leasehold Improvements shall be removed from the Leased Premises by the Tenant either during or at the expiry or sooner termination of the Term except that: (a) the Tenant may, during the Term, in the usual course of its business, remove its Trade Fixtures, provided that the Tenant is not in default under this Lease; (b) the Tenant shall, at the expiration or earlier termination of the Term, at its sole cost, remove its Trade Fixtures from the Leased Premises, failing which, at the option of the Landlord, the Trade Fixtures shall become the property of the Landlord and may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable; and (c) the Tenant shall not be required at the expiration or earlier termination of the Term to remove the Leasehold Improvements in the Leased Premises and is not required to restore the Leased Premises to the Landlord's then current base building standard (i) the Tenant shall, at its expense, repair any damage caused to the Leased Premises by such removal; and (ii) if the Tenant fails to complete such work within 30 days following the expiry or earlier termination of the Term, the Tenant shall pay compensation to the Landlord for each day following such 30th day until completion of such work, at a rate equal to the per diem Rent payable during the last month preceding the expiry or earlier termination of the Term, which sum is agreed by the parties to be a reasonable estimate of the damages suffered by the Landlord for the loss of use of the Leased Premises.

7.06 Liens

The Tenant will ensure that no lien is registered on the Leased Premises or any part of it, or against the Tenant's interest in the Leased Premises by any person claiming by, though, under, or against the Tenant or its employees, agents, invitees, licensees, contractors or subcontractors. If the Tenant defaults under this Section, the Landlord may discharge the lien by paying the amount claimed to be due into court or directly to the lien claimant in the amount paid, as well as the costs and expenses (including solicitor fees on a solicitor and client basis) incurred as a result of the registration of the lien, including the discharge of the lien, will be paid by the Tenant to the Landlord on demand.

7.07 Signs and Advertising

The Tenant will not display any sign, picture, notice lettering or decoration on the exterior of the Leased Premises without the prior written notice of the Landlord, which approval will not be unreasonably withheld. Notwithstanding the foregoing, subject to municipal bylaws, the Tenant may erect signage in its corporate logo of a nature and sign as the signage presently used by the former tenant of the Leased Premises.

7.08 Heating, Ventilating and Air-Conditioning

The Tenant will maintain, repair, service, replace, operate and regulate the HVAC System installed by the Landlord in accordance with equipment standards in order to maintain reasonable

conditions of temperature and humidity within the Leased Premises.

ARTICLE VIII
LANDLORD'S COVENANTS

8.01 Taxes Payable by the Landlord

The Landlord will pay all Taxes which are levied, rated, charged or assessed against the Leased Premises or any part of it subject to Sections 6.01 and 6.02 of this Lease, however the Landlord may defer payment of any such Taxes or defer compliance with any statute, law, by-law, regulation or ordinance in connection with the levying of such Taxes, in each case to the fullest extent permitted by law, if it diligently prosecutes any contest or appeal of those Taxes.

8.02 Landlord's Insurance

The Landlord shall throughout the Term carry: (a) insurance on the Leased Premises and the machinery, boilers and equipment in or servicing the Leased Premises and owned by the Landlord (excluding any property which the Tenant is obliged to insure under Section 6.05 on an all risks basis; (b) public liability and property damages insurance; and (c) such other form or forms of insurance as the Landlord or the Mortgagee reasonably considers advisable. Such insurance shall be in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of reasonably similar buildings, having regard to size, age and location. Notwithstanding the Landlord's covenant in this Section and notwithstanding any contribution by the Tenant to the cost of the Landlord's insurance premiums, the Tenant acknowledges and agrees that: (a) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful act or omissions; (b) no insurable interest is conferred upon the Tenant under any insurance policies carried by the Landlord; and (c) the Tenant has no right to receive any proceeds of any insurance policies carried by the Landlord.

8.03 Notices for Sale or To Let

The Landlord shall have the right during the Term of this Lease to place upon the Leased Premises a notice stating that the Leased Premises is for sale and shall, within 6 months prior to the expiration of the Term, have the right to place upon the Leased Premises a notice stating that the Leased Premises are for rent, and, the Tenant shall not remove such notice or permit the same to be removed. Such for sale signage shall clearly state that it is the sale of the property that is being sold and note the business of the Tenant.

ARTICLE IX
DAMAGE AND DESTRUCTION AND EXPROPRIATION INTERPRETATION OF ARTICLE IX

In this Article: (a) "**Damage**" means damage (including but not limited to smoke and water damage and damage that amounts to destruction) that: (i) for the purpose of Section 9.02 results from a peril against which the Landlord is required to insure under Section 8.03 or against which the Landlord otherwise insures; and (ii) for the purpose of Section 9.03 results from any cause and "**Damage**" has a corresponding meaning; (b) "**Usable**" means usable by the Tenant for the purposes contemplated by this Lease; (c) "**Landlord's Work**" and "**Tenant's Work**" means the work described as Landlord's Work and Tenant's Work respectively.

9.01 Landlord's Work

The Landlord shall complete, by the first anniversary of the Commencement Date, the following work (collectively referred to as "**Landlord's Work**"):

(a) work set out in column "2017" in the excerpt from the property condition report by CDW attached as Schedule "E" (the "**Report**") other than as carved out below;

(b) all work required to complete the uncompleted renovations to Buildings H and I as indicated in red on Schedule "E";

(c) complete the full scope of work set out by Crystal Flow in Schedule "F" with respect to the water treatment system;

(d) complete the full scope of work set out by ESSE Canada in Schedule "G" with respect to the waste water treatment system;

(e) complete the open permits indicated in red on Schedule "H";

(f) replacement of the fuel storage tank as set out in Schedule "I"; and

(g) complete the work required under the Inspection Order issued February 7, 2017 under the *Fire Protection and Prevention Act* (Ontario) on or before March 7, 2017 as set out in Schedule "J".

The parties acknowledge that the amounts listed in the foregoing reports are estimated costs and that the Landlord shall only be required to spend the actual cost to complete the required work, or the actual cost to complete the work. All work shall be completed in a good and workmanlike manner consistent with a first class building and in accordance with all requirements of applicable laws, by-laws, building codes, rules and regulations.

Provided that the Landlord does not receive a request from the Tenant to change the use of the building referenced as Building B in the Report (a "**Change of Use Request**") on or prior to the first anniversary of the Commencement Date, the Landlord shall be required to submit a plan to the Township of Muskoka Lakes for approval (the "Approval") of the existing layout and use of such Building B by the Township of Muskoka Lakes (including the fire department thereof).

Notwithstanding anything to the contrary in this Lease, "**Landlord's Work**" shall not include: (i) all of the Non-Mandatory Items in the event that a Change of Use Request is received by the Landlord from the Tenant on or prior to the first anniversary of the Commencement Date, or (ii) any of the Non-Mandatory Items that are not required by by the Township of Muskoka Lakes (including the fire department thereof) to obtain the Approval.

For the purposes of this Lease, "**Non-Mandatory Items**" shall mean the following recomentation items set out in the Report: (i) "Provide two exterior exits stairs for exterior pathway serving the second-floor residential units", (ii) "Provide additional exit for the basement service room" and (iii) Install fire alarm system".

9.02 Tenant's Work

All other improvements that are not Landlord's Work are to be the Tenant's responsibility.

9.03 Damage to the Leased Premises

Subject to Section 9.03, if the Leased Premises are damaged, the Landlord will repair or reconstruct the Leased Premises promptly, to the extent of the Landlord's Work. If part or all of the Leased Premises is not usable because of the damage, Minimum Rent (but not Additional Rent) will abate proportionately to the part of the Leased Premises that is not usable, to the whole of the Leased Premises, from the date of damage until the earlier of: (i) the date when the whole of the Leased Premises is usable again; or (ii) 30 days after substantial completion of the Landlord's Work. When the Landlord notifies the Tenant that it has completed enough of the Landlord's Work to enable the Tenant to start the Tenant's Work, the Tenant will complete the Tenant's Work and re-open the whole of the Leased Premises for business as soon as possible but in any case within 210 days after the Landlord's notice.

Notwithstanding the foregoing, if the damage which has occurred in the Leased Premises is such that in the reasonable opinion of the Landlord the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within 210 days of the happening of the damage, the Landlord may, at its option, terminate this Lease on notice to the Tenant given within 30 days after such damage. If such notice of termination is given, Rent shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver vacant possession of the Leased Premises in accordance with the terms of this Lease.

9.04 Damage to or Expropriation of the Leased Premises

(a) Despite anything else in this Lease, if more than 65% of the Leased Premises are damaged or expropriated, the Landlord may, by written notice to the Tenant within 90 days after the damage or expropriation, terminate this Lease, effective 30 days after the notice and all Rent will abate as of the effective date of the termination.

(b) If the Leased Premises are damaged or expropriated to the extent described in Section 9.03(a) and the Landlord does not terminate this Lease, the Landlord will promptly rebuild or repair the Leased Premises to the extent of its obligations hereunder, but the Landlord may use plans and specifications and working drawings that are different in content from those used in the original construction of the Leased Premises or any part of it and the rebuilt and repaired Leased Premises may be different in configuration or design from the Leased Premises before the damage or expropriation.

(c) The Landlord and the Tenant will co-operate with each other if there is an expropriation of all or part of the Leased Premises, so that each may receive the maximum award that it is entitled to at law.

9.05 Landlord's Architect's Certificate

A certificate issued by the Landlord's Architect will bind the parties concerning any of the matters that need to be determined under this Article.

ARTICLE X
ASSIGNMENT, SUBLETTING, PARTING WITH POSSESSION AND CORPORATE CONTROL

10.01 Assignments, Subleases and Transfers

The Tenant shall not enter into, consent to or permit any Transfer without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld but shall be subject to the Landlord's rights under Section 10.01. Notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factor in deciding whether to grant or withhold its consent: whether in the Landlord's opinion, the financial background, business history and capability of the proposed Transferee is satisfactory. Consent by the Landlord to any Transfer if granted shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. This prohibition against Transfer shall include a prohibition against any Transfer by operation of law and no Transfer shall take place by reason of the failure of the Landlord to give notice to the Tenant within 30 days as required by Section 10.02.

10.02 Landlord's Option

If the Tenant intends to effect a Transfer, the Tenant shall give prior notice to the Landlord of such intent specifying the identity of the Transferee, the type of Transfer contemplated, and the financial and other terms of the Transfer, and shall provide such financial, business or other information relating to the proposed Transferee and its principals as the Landlord or any Mortgagee requires, together with copies of any documents which record the particulars of the proposed Transfer. The Landlord shall, within 30 days after having received such notice and all requested information, notify the Tenant either that it consents or does not consent to the Transfer in accordance with the provisions and qualifications of this Article IX.

10.03 Conditions of Transfer

(a) If there is a permitted Transfer, the Landlord may collect rent from the Transferee and apply the net amount collected to the Rent payable under this Lease but no acceptance by the Landlord of any payments by a Transferee shall be deemed a waiver of the Tenant's covenants or any acceptance of the Transferee as tenant or a release from the Tenant of the further performance by the Tenant of its obligations under this Lease. Any consent by the Landlord shall be subject to the Tenant and Transferee executing an agreement with the Landlord agreeing that the Transferee will be bound by all of the terms of this Lease and that the Transferee will be so bound as if it had originally executed this Lease as Tenant.

(b) Notwithstanding any Transfer permitted or consented to by the Landlord, the Tenant shall remain liable under this Lease and shall not be released from performing any of the terms of this Lease.

(c) The Landlord's consent to any Transfer shall be subject to the condition that if the Minimum Rent and Additional Rent to be paid by the Transferee under such Transfer exceeds the Minimum Rent and Additional Rent payable under this Lease, the amount of such excess shall be paid by the Tenant to the Landlord. If the Tenant received from any Transferee, either directly or indirectly, any consideration other than net rent or additional rent for such Transfer, either in the form of cash, goods or services (other than the proceeds of any financing as the result of a Transfer involving a mortgage, charge or similar security interest in this Lease) the Tenant shall forthwith pay to the Landlord an amount equivalent to such consideration. The Tenant and the Transferee shall execute any agreement required by the Landlord to give effect to the foregoing terms.

(d) Notwithstanding the effective date of any permitted Transfer as between the Tenant and the Transferee, all Minimum Rent and Additional Rent for the month in which such effective date occurs shall be paid in advance by the Tenant so that the Landlord will not be required to accept partial payments of Minimum Rent and Additional Rent for such month from either the Tenant or Transferee.

(e) Any document evidencing any Transfer permitted by the Landlord, or setting out any terms applicable to such Transfer or the rights and obligations of the Tenant or Transferee thereunder, shall be prepared by the Landlord or its solicitors and all associated legal costs shall be paid by the Tenant.

10.04 Change of Control

If the Tenant is at any time a corporation or partnership, any actual or proposed Change of Control in such corporation or partnership shall be deemed to be a Transfer and subject to all of the provisions of this Article IX. The Tenant shall make available to the Landlord or its representatives all of its corporate or partnership records, as the case may be, for inspection at all reasonable times, in order to ascertain whether any Change of Control has occurred.

10.05 No Advertising

The Tenant shall not advertise that the whole or any part of the Leased Premises are available for a Transfer and shall not permit any broker or other person to do so unless the text and format of such advertisement is approved in writing by the Landlord, such approval not to be unreasonably withheld. No such advertisement shall contain any reference to the rental rate of the Leased Premises.

10.06 Assignment by the Landlord

The Landlord shall have the unrestricted right to sell, convey or otherwise dispose of the Leased Premises and this Lease or any interest of the Landlord in this Lease provided that the purchaser or assignee from the Landlord assumes the obligations of the Landlord under this Lease. Upon such assignment , the Landlord shall be released form any further liability under this Lease and the Tenant shall look solely to the assignee of the Landlord to perform the obligations of the Landlord hereunder.

ARTICLE XI
ACCESS AND ALTERATIONS

11.01 Right of Entry

It shall be lawful for the Landlord and its agents, at all reasonable times during normal business hours during the Term or any renewal thereof, to enter the Leased Premises to inspect the condition thereof. Where an inspection reveals repairs are necessary, whether resulting from act of trespassers, persons committing unlawful acts or otherwise the Landlord shall give the Tenant notice in writing that such repairs are to be commenced and thereupon the Tenant will make the necessary repairs in a good and workmanlike manner and the Landlord may enter and view the state of repair. Upon the Tenant's failure to repair upon notice as herein provided, the Landlord may repair the same and may charge the cost of repairs as Additional Rent payable within 15 days of demand plus a 15% administration charge.

ARTICLE XII
STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

12.01 Status Statement

Within 21 days after the Landlord requests it from the Tenant, the Tenant will deliver to the Landlord, on a form supplied by the Landlord with such reasonable changes as may be required by the Tenant or the Tenant's solicitors, a status statement or certificate to any proposed Mortgagee or purchaser of the Leased Premises and to the Landlord, stating that this Lease is in full force and effect, except for any modifications that are set out in the statement or certificate; the commencement and expiry dates of the Lease; the date to which Rent has been paid under this Lease and the amount of any prepaid Rent or any deposits held by the Landlord; that there

is not any uncured default on the part of the Landlord or if there is a default, the certificate will state the particulars; any other information or statement that a proposed Mortgagee, purchaser or disposee may reasonably require.

12.02 Subordination and Attornment

Subject to Section 5, Schedule C, this Lease is subject and subordinate to all mortgages and deeds of trust and all renewals, modifications, consolidations, replacements and extensions thereof which may now or at any time hereafter affect the Leased Premises. The Tenant shall at any time and from time to time on notice from the Landlord attorn to and become a tenant of a mortgagee or trustee under any such mortgage or deed of trust upon the same terms and conditions as set forth in this Lease and will promptly at any time and from time to time as required by the Landlord during the Term and any renewal thereof execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such mortgages.

ARTICLE XIII DEFAULT

13.01 Right to Re-Enter

If the Tenant:

(a) defaults in the payment of Rent and fails to remedy the default within 5 days after written notice;

(b) commits a breach of this Lease that is capable of remedy, other than a default in the payment of Rent, and fails to remedy the breach within 15 days after written notice that:

  (i) specifies particulars of the breach; and

  (ii) requires the Tenant to remedy the breach (or if the breach would reasonably take more than 10 days to remedy, fails to start remedying the breach within the 10 day period, or fails to continue diligently and expeditiously to complete the remedy; or

  (iii) commits a breach of this Lease that is not capable of remedy and receives written notice specifying particulars of the breach then, at the Landlord's option, the full amount of the current month's and the next three (3) months" instalments of Minimum Rent (calculated according to 7(a) and Additional Rent will become due and payable and the Landlord may immediately re-enter the Leased Premises, repossess them and expel all persons from the Leased Premises, and may remove all property from the Leased Premises, sell or dispose of it as the Landlord considers appropriate, or store it in a public warehouse or elsewhere at the cost of the Tenant, all without service of notice, without legal proceedings and without liability for loss or damage.

In addition to anything else that is a breach of this Lease: if (i) the Tenant becomes bankrupt or insolvent; (ii) a receiver or a receiver and manager is appointed for all or a part of the property of the Tenant; (iii) steps are taken or proceedings are instituted for the dissolution, winding up or liquidation of the Tenant or its assets; (iv) the Tenant makes or attempts to make a bulk sale of any of its assets regardless of where they are situated (except for a bulk sale made to a

Transferee when the Transfer has been consented to by the Landlord); (v) the Tenant abandons or attempts to abandon the Leased Premises; (vi) the Tenant effects or attempts to effect a Transfer that is not permitted by this Lease; or (vii) this Lease or any of the Tenant's assets on the Leased Premises are taken or seized under a writ of execution, a chattel mortgage, charge, debenture, or other security instrument; the Tenant will be considered to have breached this Lease, and the Landlord will have all rights and remedies available to it under this Lease and at law.

13.02 Right to Terminate or Relet

If the Landlord re-enters the Leased Premises under Section 13.01 or if it takes possession under legal proceedings, it may, without limiting its right to recover damages, either terminate this Lease, or relet the Leased Premises or a part of them for whatever term or terms (which may be for a term extending beyond the Term) and at whatever Rent and upon whatever other terms, covenants and conditions the Landlord considers advisable. On each such reletting, the Rent received by the Landlord from the reletting, will be applied, first to the payment of amounts owed to the Landlord that are not Rent, second to the payment of any costs and expenses of the re-letting including brokerage fees and solicitors fees, (on a solicitor and his client's basis), and the costs of any alterations or repairs needed to facilitate the re-letting; third to the payment of Rent; and the residue, if any, will be held by the Landlord and applied in payment as it becomes due and payable. If Rent received from the reletting during a month is less than that to be paid during that month by the Tenant, the Tenant will pay the deficiency, to be calculated and paid monthly in advance on or before the first day of every month. No re-entry or taking of the Leased Premises by the Landlord will be construed as an election on its part to terminate this Lease unless a written notice of termination is given to the Tenant. If the Landlord re-lets without terminating it may afterwards elect to terminate this Lease for the previous default. If the Landlord terminates this Lease for a default, it may recover from the Tenant damages it incurs by reason of the default, including the cost of recovering the Leased Premises, solicitors" fees (on a solicitor and his client's basis) and including the worth at the time of termination, of the excess, if any, of the amount of Rent required to be paid under this Lease for the remainder of the Term over the rental value, at the time, of the Leased Premises for the remainder of the Term, all of which amounts will be due immediately and payable by the Tenant to the Landlord.

13.03 Expenses

If legal proceedings are brought for recovery of possession of the Leased Premises, for the recovery of Rent, or because of a default by the Tenant, the Tenant will pay to the Landlord its expenses, including its solicitors" fees (on a solicitor and his client's basis).

13.04 Waiver of Exemption from Distress

Despite the Commercial Tenancies Act, R.S.O. 1990, cL. 7, none of the inventory, furniture, equipment or other property that is, or was at any time, owned by the Tenant is exempt from levy by distress for Rent.

13.05 The Landlord's Right to Cure the Tenant's Default or Perform the Tenant's Covenants

If the Tenant defaults in the payment of money that is required under this Lease to pay to a third party and has not taken steps to resolve such dispute with the third party, the Landlord after giving 15 days' notice in writing to the Tenant, may pay all or part of the amount payable. If the Tenant defaults under this Lease (except for a default in the payment of Rent) the Landlord may, after

giving reasonable notice (it being agreed that 48 hours is reasonable notice of a default of Section 6.05), or, without notice in the case of an emergency, perform or cause to be performed all or part of what the Tenant failed to perform and may enter upon the Leased Premises and do those things that it considers necessary for that purpose. The Tenant will pay to the Landlord on demand the Landlord's expenses incurred under this Section plus an amount equal to 15% of those expenses for the Landlord's overhead. The Landlord will have no liability to the Tenant for loss or damages resulting from its action or entry upon the Leased Premises.

13.06 Application of Money

The Landlord may apply money received from or due to the Tenant against money due and payable under this Lease.

13.07 Remedies Generally

Mention in this Lease of any particular remedy of the Landlord for default by the Tenant does not preclude the Landlord from any other remedy in respect of it. No remedy will be exclusive or dependent upon any other remedy but the Landlord may from to time exercise one or more of its remedies generally or in combination, those remedies being cumulative and not alternative. Whenever the Tenant seeks a remedy in order to enforce the observance or performance of one or more of the obligations of the Landlord under this Lease, the Tenant's only remedy will be for damages. The Tenant will not apply for injunctive relief and this provision may be pleaded as an estoppel in any proceedings taken by the Tenant to obtain injunctive relief.

ARTICLE XIV
MISCELLANEOUS

14.01 Showing the Leased Premises

The Tenant agrees to permit the Landlord during the Term and any renewal thereof of the Lease to show the Leased Premises to prospective purchasers, mortgagees or lessees at reasonable times and with reasonable notice and to permit anyone having written authority of the Landlord to view the Leased Premises at reasonable times, and the Tenant agrees to permit the Landlord to display at the Leased Premises a reasonable notice or sign stating that the Leased Premises are for sale or lease. Landlord agrees that all such showings shall be at a minimum interference to the business of the Tenant and the privacy considerations of the patients of the Tenant.

14.02 Overholding

If the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease, with or without the consent of the Landlord and without any further written agreement, the Tenant shall be a monthly tenant at a monthly rental equal to one and one-half times the monthly Minimum Rent plus the required Additional Rent which it was responsible for paying during the last year of the Term and any renewal thereof and otherwise on the terms and conditions therein set forth, except as to the length of tenancy.

14.03 Successors

The rights and liabilities granted to or imposed upon the respective parties to this Lease, extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant. No rights, however, enure to the benefit of any assignee of the Tenant unless the assignment to the assignee has been approved by the

Landlord in writing in accordance with Section 10.01. If there is more than one tenant, they are all bound jointly and severally by the terms, covenants and conditions in this Lease.

14.04 Tenant Partnership

If the Tenant is a partnership ("**Tenant Partnership**") each entity who is presently a general partner of the Tenant Partnership, and each entity who becomes a general partner of any successor Tenant Partnership, will be and will continue to be liable jointly and severally for the full and complete performance of, and will be and continue to be subject to the terms, covenants and conditions of this Lease, whether or not that person ceased to be a general partner of the Tenant Partnership or successor Tenant Partnership.

14.05 Waiver

The waiver by the Landlord or the Tenant of default under this Lease is not a waiver of any subsequent default. The Landlord's acceptance of Rent after default is not a waiver of any preceding default under this Lease even if the Landlord knows of the preceding default at the time of acceptance of the Rent. No term, covenant or condition of this Lease will be considered to have been waived by the Landlord or the Tenant unless the waiver is in writing. The Tenant waives any statutory or other rights in respect of abatement, set-off or compensation in its favour that may exist or come to exist in connection with Rent.

14.06 Accord and Satisfaction

Payment by the Tenant or receipt by the Landlord of less than the required monthly payment of Minimum Rent is on account of the earliest stipulated Minimum Rent. An endorsement or statement on a cheque or letter accompanying a cheque or payment as Rent is not an acknowledgment of full payment or an accord and satisfaction, and the Landlord may accept and cash the cheque or payment without prejudice to its right to recover the balance of the Rent or pursue its other remedies.

14.07 Force Majeure

Despite the terms and conditions rest of this Lease, if the Landlord or the Tenant is, in good faith, delayed or prevented from doing anything required by this Lease, because of a strike; labour trouble; inability to get materials or services; power failure; restrictive governmental laws or regulations; riots; insurrection; sabotage; war; act of God; or any other similar reason, that is not a fault of the party delayed, the doing of the thing is excused for the period of the delay and the party delayed will do what was delayed or prevented within the appropriate period after the delay. The preceding sentence does not excuse the Tenant from payment of Rent or the Landlord from payment of amounts that it is required to pay, in the amounts and at the times specified in this Lease.

14.08 Notices

Any notice, request or demand herein provided for or given hereunder if given by the Tenant to the Landlord shall be sufficiently given if hand delivered or mailed by registered mail, postage prepaid, return receipt requested, addressed to the Landlord at: 5734 Yonge Street, Suite 300, North York, Ontario M2M 4E7. Any notice herein provided for or given hereunder if given by the Landlord to the Tenant shall be sufficiently given if mailed as aforesaid addressed to the Tenant at the Leased Premises. A notice, demand, request or consent will be considered to have been given or made on the date that it is delivered, or, if mailed, 72 hours after the date of mailing.

Either party may notify the other in writing of a change of address and the address specified in the notice will be considered the address of the party for the giving of notices under this Lease. If the postal service is interrupted or subsequently delayed, any notice, demand, or request or other instrument will only be delivered in person. A notice given by or to one Tenant is a notice by or to all of the persons who are the Tenant under this Lease.

14.09 Registration

The Tenant shall not register this Lease without the written consent of the Landlord. The Tenant shall be entitled, at its sole expense, to register a notice of this Lease. Such notice shall only describe the parties, the Leased Premises and the Term of this Lease, shall be prepared by the Tenant's solicitors and shall be subject to the approval of the Landlord and its solicitors, acting reasonably. It is understood and agreed that, notwithstanding the registration of such notice, this Lease contains the entire agreement and understanding made between the parties hereto.

14.10 Quiet Enjoyment

The Landlord covenants with the Tenant for quiet enjoyment.

[Remainder of page intentionally left blank. Signature page follows.]

SIGNED, SEALED AND DELIVERED	CANADIAN ADDICTION RESIDENTIAL TREATMENT LP, by its general partner CANADIAN ADDICTION TREATMENT GP LIMITED By: ______________________ Name: Title: I have the authority to bind the Corporation
SIGNED, SEALED AND DELIVERED	CRANBERRY COVE HOLDINGS LTD. By: ______________________ Name: SHAUN LEON Title: PRESIDENT I have the authority to bind the Corporation

SIGNED, SEALED AND DELIVERED

CANADIAN ADDICTION RESIDENTIAL TREATMENT LP, by its general partner CANADIAN ADDICTION TREATMENT GP LIMITED

By: ______________________

Name: MATTHEW GRIM

Title: CFO

I have the authority to bind the Corporation

SIGNED, SEALED AND DELIVERED

CRANBERRY COVE HOLDINGS LTD.

By: ______________________

Name:

Title:

I have the authority to bind the Corporation

SCHEDULE A
LEGAL DESCRIPTION OF THE LEASED PREMISES

PIN 48153-0336 (LT), being the lands legally described as Part Lot 15, Concession F, Former Township of Medora, now in the Township of Muskoka Lakes, District Municipality of Muskoka, described as Part 1, Reference Plan 35R-5958 and Parts 2 and 3, Reference Plan 35R- 11290 (43.094 acres), and being municipally described as 3571 Muskoka Road 169, Bala, Township of Muskoka Lakes

SCHEDULE B
LEASEHOLD AND EQUIPMENT LIST

All pool heating and filtering and sanitizing equipment for the indoor and outdoor pools

All hot tubs and related equipment

All furnaces, heating and cooling equipment, steam generating equipment and instant hot water heaters where installed

All kitchen exhaust equipment

Walk in cooler in main kitchen

All septic pumps and panels and control devices for both the septic and water systems All telephone equipment and handsets

All television satellite and antenna receiver equipment and distribution equipment.

Save and except hot water heaters which are rentals which the Tenant will assume the monthly rental thereof.

SCHEDULE C
SUPPLEMENTARY LEASE PROVISIONS

1. OPTIONS TO EXTEND

If the Tenant:

(a) pays the Rent as and when due and punctually observes and performs the covenants, obligations and agreements under and in accordance with the terms of this Lease;

(b) is not in material breach or default under the terms of this Lease;

(c) gives the Landlord not more than nine (9) months nor less than six (6) months" notice prior to the expiry of the Term or any Extended Term of its intention to extend the Term or the Extended Term, and

(d) is itself in occupation of and conducting business in the Leased Premises;

then the Tenant will have the right to extend the Term upon expiry of the Term for three (3) further periods of five (5) years each collectively and individually (the "**Extended Term**") upon the same terms and conditions as are set out in this Lease, except that:

(a) there will be no further rights to extend the Term;

(b) the annual Minimum Rent for each Extended Term shall be mutually agreed upon between the Landlord and the Tenant based upon the then-prevailing fair market net rental for renewal leases for similarly sized and comparable premises in the vicinity of the Leased Premises, provided that the Minimum Rent shall in no event be less than the annual Minimum Rent payable by the Tenant for the last twelve (12) months of the Term or prior Extended Term, as the case may be, and provided further that if the parties are unable to agree on the Minimum Rent rate by no later than three (3) months prior to the expiry of the Term or prior Extended Term, as the case may be, then the Minimum Rent shall be determined by arbitration in accordance with the Arbitration Act (Ontario). If the annual Minimum Rent has not been determined by the commencement of the applicable Extended Term, the Tenant shall pay Minimum Rent at the rate applicable to overholding as set out in Section 4.02, and within ten (10) days after the Minimum Rent for the applicable Extended Term is determined, the Tenant shall pay to the Landlord any amount retroactively owing from the commencement of the applicable Extended Term, together with interest thereon at the rate set out in Section 4.07.

2. OCCUPANCY

Notwithstanding anything to the contrary contained in this Lease, the Tenant shall not be permitted access to the Leased Premises for any purpose until all of the following conditions have been satisfied:

(a) the Lease has been fully executed by both the Landlord and the Tenant;

(b) proof of insurance has been provided to the Landlord in accordance with Section 6.05 of the Lease.

3. OPTION TO PURCHASE

Provided (a) the Tenant is in good financial standing; and (b) is not in material default under the Lease, the Tenant shall have a onetime option to purchase (the "**Purchase Option**") the Leased Premises, as follows:

(a) the Purchase Option shall be open for exercise by the Tenant at any time during the first five years of the Term (the "**Purchase Option Period**");

(b) the purchase price shall be $7,000,000.00 plus of HST in the first thirty six months and will increase by $1,500,000.00 for each successive year thereafter up to a maximum of $10,000,000 inclusive of HST, payable in cash or by certified cheque on closing, subject to customary adjustments and further provided that if the Tenant has had to repair, replace or perform any other obligation of the Landlord set out herein or has had to replace the roof membrane at the Leased Premises, then the purchase price shall be decreased a dollar for dollar by an amount equal to the total amount spent by the Tenant for said repairs, replacements, including the costs related to the repair/replacements of the roof membrane;

(c) the Purchase Option shall expire if it is not exercised during the Purchase Option Period;

(d) the Landlord shall not collect HST on the completion of the Purchase Option provided that the Tenant (or the party to which the Tenant has directed title) is registered for HST, and provides an undertaking and indemnity to the Landlord to self-assess and remit HST, in a form satisfactory to the Landlord.

(e) the Tenant shall exercise the Purchase Option by written notice to the Landlord of its election to do so within the Purchase Option Period, such notice to be accompanied by a deposit in the amount of $ 250,000.00 payable to the Landlord's solicitor in trust. The notice from the Tenant exercising the Purchase Option shall constitute a binding agreement of purchase and sale;

(f) the closing of the Purchase Option shall be on the thirtieth day following the exercise of the Purchase Option, unless such date is not a business day, in which case the closing shall be on the next business day;

(g) the Purchase Option shall be null and void and of no further force or effect if not exercised within the Purchase Option Period; and

(h) the terms of the Ontario Real Estate Association ("**OREA**") Form 500 (including any successor thereof) - Agreement of Purchase and Sale (Commercial) standard form of agreement of purchase and sale in effect at the time that the Purchase Option is exercised shall apply to the Purchase Option, to the extent applicable and where not inconsistent with the terms hereof.

4. RIGHT OF FIRST REFUSAL

Provided (a) the tenant is in good financial standing; and (b) is not in default under the Lease, the Tenant shall have a continuous right of first refusal (the "**Right of First Refusal**") to purchase the Leased Premises, as follows:

(a) in the event that, at any time and from time to time during the Term or any renewal term, the Landlord receives a bona fide offer for the purchase of the Leased Premises which is acceptable to the Landlord in all respects (the "**Acceptable Offer**"), the Landlord shall give the Tenant notice of the Acceptable Offer, together with a true and complete copy of the Acceptable Offer (provided that the name of the proposed purchaser may be deleted). An Acceptable Offer shall provide that the purchase price thereunder shall be payable in cash or a combination of cash and mortgage back. An agreement of purchase and sale that is conditional on the Tenant not exercising this Right of First Refusal shall be deemed to be an Acceptable Offer. The Landlord agrees that the Tenant shall have the prior right to elect to purchase the Leased Premises for the price and on the terms and conditions contained in the Acceptable Offer, which right may be exercised at any time within the five (5) business days following receipt of such written notice of the Acceptable Offer by written notice of such exercise given to the Landlord;

(b) if the Tenant does so elect to exercise its option to purchase the Leased Premises in accordance with this Right of First Refusal, the notice given by it shall constitute a binding agreement of purchase and sale;

(c) if the Tenant does not so elect to exercise its option to purchase the Leased Premises in accordance with this Right of First Refusal, the Landlord shall be free to sell the Leased Premises on the terms and conditions set forth in the Acceptable Offer and subject to this Lease, but this Right of First Refusal shall thereafter remain in full force and effect during the balance of the Term. If such Acceptable Offer is not completed, this Right of First Refusal shall remain in force for any subsequent Acceptable Offer; and

(d) the Landlord covenants and agrees not to sell the Leased Premises unless the Landlord has first complied with the terms hereof. The Landlord shall be entitled to transfer the Leased Premises to any affiliated entity without triggering this Right of First Refusal.

5. **Non Disturbance**

The Landlord shall obtain, at the cost of the Tenant, a non-disturbance agreement in the form set out in Exhibit 1with reasonable amendments as requested (the "Non-Disturbance Agreement") from each party (a "Prior Party") having an interest in (a "Prior Interest") in or to the Leased Premises in priority to the Tenant's leasehold interest hereunder and which Prior Interest may include, without limitation, the fee simple interest in the Leased Premises, a leasehold interest and a mortgage, charge or similar encumbrance, wherein such Prior Party agrees not to disturb the Tenant's possession under the Lease so long as the Tenant is not in default under any of the provisions hereof to such an extent and for such a period of time as would permit the Landlord to exercise its right of termination hereunder. This Lease will not be subordinate to or postponed in favour of any subsequent encumbrancer, unless the holder thereunder shall have agreed in writing to permit the Tenant to remain in possession of the Leased Premises in accordance with the provisions of this Lease (and the agreement from the holder of such encumbrance shall be obtained by the Landlord at its cost).

6. Landlord's Waiver

Notwithstanding anything otherwise contained herein, the Tenant, without the consent of the Landlord, may mortgage or hypothecate this Lease (or resulting lease), or its leasehold interest in the Leased Premises, to its lender and to any trustee or holder of securities, and may assign or pledge the Lease (or resulting lease) and may sublet the whole of the Leased Premises as security for any such mortgage.

7. Landlord's Representations and Warranties

The Landlord represents and warrants to, and covenants with, the Tenant that:

(a) The Landlord as legal and beneficial owner of the Leased Premises, has the full and unrestricted right and authority to lease the Leased Premises to Tenant under the terms and conditions set forth herein;

(b) The Landlord has not entered into, and throughout the Term or any Renewal Term it shall not enter into, any agreement with any person or entity other than a municipal, Provincial, Federal or other governmental authority which:

  (i) restricts the Tenant's rights to use the Leased Premises as herein permitted;

  (ii) permanently restricts ingress to or egress from the Leased Premises;

(c) the property comprising the Leased Premises is serviced with all necessary services, including the storm and sanitary sewers, septic system, water well, water, hydro, telephone, paved roadways, that all such services have been fully paid for and now and at closing there shall be no local improvement levy, or charge outstanding or pending against the property;

  (i) that all intended means of ingress and egress to and from the Leased Premises shall comply with the regulations and requirements of all governmental authorities having jurisdiction;

  (ii) that the existing use of the Leased Premises complies with all applicable by-laws, regulations and ordinances of the municipality and of any other municipal or governmental departments or agencies having jurisdiction;

  (iii) the Landlord has no knowledge nor has received any notice of any pending or threatened litigation as a result of any existing by-laws, regulations or statues relating to the use and occupation of the Leased Premises and that there are no material defects in the construction, state of repair or state of completion of the building(s) and improvements erected on the Leased Premises, and further that there will not as of the date of closing be any work or other orders outstanding against the Leased Premises;

  (iv) except in compliance with applicable law, there are no Hazardous Substances on or affecting the Leased Premises whether on or below the surface of the Leased Premises or located in structures or building(s) and there are no Hazardous Substances or conditions presen0t on properties

in the vicinity of the Leased Premises which would affect the uses to which the Leased Premises may be put or the market value thereof;

(v) there are no underground storage tanks or containers located on the Leased Premises;

(vi) the Landlord has no knowledge or information of, any pending or contemplated governmental, administrative, or judicial actions, regulations, ordinances, statutes, restrictions, or applications therefor including without limitation applications for rezoning, which may cause the Tenant's proposed use of the Leased Premises or its condition to be not in compliance with environmental, zoning, building, fire, health, safety or other laws, by-laws, ordinances, statutes, or regulations regarding the proposed use or condition of the Leased Premises;

(vii) the equipment and systems servicing the building, including electrical, plumbing, roof membrane, Septic and Water system, water wells and HVAC systems and the septic and water system are in good working order subject to their age and reasonable wear and tear.

8. **Planning Act**

It is an expressed condition of the Lease and the Landlord and the Tenant so agree and declare that the provisions of Section 50 of the Planning Act R.S.O. 1990 c.p.13 and amendments thereto, be complied with if applicable in law.

9. **Landlord Environmental Warranties**

Tenant shall not be responsible for any costs relating to clean-up or response, fines or penalties resulting from a release or threatened release of any Hazardous Substance, except to the extent caused by the Tenant or those for whom it is in law responsible.

The Landlord shall indemnify, defend and hold the Tenant harmless from and against any and all loss, cost, liability, damage or expense (including without limitation solicitor's fees, investigation and court costs) which the Tenant may incur, sustain or suffer or which may be asserted against the Tenant by reason of any violation of any representation or warranty made by the Landlord herein; any liability the Tenant may incur for clean-up or response costs, fines or penalties resulting from a release or a threatened release of any Hazardous Substances; and any personal injury, death, property, property damage, business losses, or damage to the environment.

10. **Tenant Environmental Indemnity**

The Tenant shall indemnify, defend and hold the Landlord harmless from and against any and all loss, cost, liability, damage or expense (including without limitation solicitor's fees, investigation and court costs) which the Landlord may incur, sustain or suffer or which may be asserted against the Landlord by reason of any violation of any representation or warranty made by the Tenant herein; any liability the Landlord may incur for clean-up or response costs, fines or penalties resulting from a release or a threatened release of any Hazardous Substances by the Tenant or those for whom the Tenant is in law responsible; and any personal injury, death, property, property damage, business losses, or damage to the environment caused by the Tenant or those for whom in law the Tenant is responsible.

11. **Definition of Hazardous Substances.**

In this Lease, Hazardous Substances shall mean any substance or thing or mixture of them which alone, or in combination, or in concentrations, are flammable, corrosive, reactive or toxic or which might cause adverse effects or be deemed detrimental to living things or to the environment (including, but not limited to, any pollutant, contaminant, toxic or hazardous substance, such as by way of example, urea formaldehyde, asbestos, polychlorinated biphenyl, pesticides, mould, mildew, mycotoxins or microbial growths or any other substance the removal, manufacture, preparation, generation, use, maintenance, storage, transfer, handling or ownership of which is subject to applicable Laws.

12. **Deposit**

The Tenant shall deposit the sum equal to the last month's Minimum Rent inclusive of HST of the Initial Term to be applied against the installments of Minimum Rent, to be held by the Landlord without interest as a security deposit for the payment of Rent and the due performance of the Tenant's obligations and covenants hereunder. This deposit shall be applied in reduction of any loss or damage suffered by the Landlord as a result of any default by the Tenant, and if so applied, the Tenant shall forthwith replenish the deposit upon demand by the Landlord.

SCHEDULE "E"

[See attached]

SCHEDULE E



SKETCH FOR SITE PLAN PURPOSES
PREPARED FOR
CORPORATE PROPERTIES RESORTS LIMITED
PART OF LOT 15, CONCESSION F
GEOGRAPHIC TOWNSHIP OF MEDORA
NOW IN THE
TOWNSHIP OF MUSKOKA LAKES
DISTRICT MUNICIPALITY OF MUSKOKA
OCTOBER 8th, 2005
CONCESSION
CONCESSION
EJWILLIAMS
SURVEYING LIMITED
ONTARIO LAND SURVEYORS
PLANNERS
BURK'S FALLS HUNTSVILLE SOUTH RIVER
Main Office: 6-133 Highway #60 P1H 1C2
Huntsville, Ontario
Phone:705-789-4171

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
3.2.2 & 3.2.3	Electrical distribution equipment and wiring repairs	1	lump sum	0	$ 1,000	1000					
3.2.5	Replace or properly secure exterior light fixtures at each cupula	1	lump sum	1	$ 750		750				
MECHANICAL											
Heating and Air-Conditioning											
3.5.5	Eventual replacement of rooftop heating and cooling unit *	3	tons	4	$ 8,000					8000	
3.5.5	Update older air handling units and furnaces in basement and upper level (5 systems) *	1	lump sum	2	$ 30,000			15000		15000	
3.5.5	Replace older HRV units *	3	each	4	$ 7,500					7500	
3.5.8	Wall and ceiling-mounted ductless air-conditioning evaporator units (4) *	1	lump sum	2	$ 20,000			10000		10000	
3.5.5	Contingency to update outdoor condenser units for air-conditioning systems (9) *	1	lump sum	2	$ 30,000			10000	10000	10000	
3.5.9	Repairs to damaged ductwork in basement	1	lump sum	0	$ 1,500	1500					
3.5.4	Replace older through-wall, direct fired propane heaters *	2	each	0	$ 6,000	3000		3000			
Ventilation											
3.8.4	Verify if the Van EE HRV unit is part of the manufacturers recall	1	lump sum	0	$ 500	500					
Plumbing											
3.11.3 - 3.11.5	Supply, waste and vent piping repairs	1	lump sum	0	$ 1,500	1500					
Fire Protection											
Appendix N	Replace fire alarm system	1	lump sum	3	$ 50,000				50000		
Appendix N	Improve or repair fire separations	1	lump sum	0	$ 9,000	9000					
Appendix N	Provide latching and self-closing devices for door	1	each	0	$ 700	700					700
Appendix N	Exit signs and emergency lighting units replacement	1	lump sum	0	$ 10,800	10800					
Appendix N	Contingency to install panic hardware for doors in assembly spaces	15	each	0	$ 4,500	4500					
Appendix N	Replace thumbturn lock at the public entrance door	1	each	0	$ 200	200					
ARCHITECTURAL											
Roof											
3.14.3	Replace older asphalt shingles *	1900	sq ft	1	$ 7,600		7600				
3.14.3	Replace modified bitumen roofing *	450	sq ft	4	$ 6,750					6750	
3.14.4, 3.14.7 & 3.14.8	General roof repairs; repairs to metal flashing at skylights; repair openings in EPDM membrane at the northwest and southwest corners	1	lump sum	0	$ 3,000	3000					
3.14.4, & 3.14.7	Provide drip edge flashing at perimeter of flat roof; replace rotted wood fascia; replacement EPDM membrane; repair or replace sections of gutter, as necessary	1	lump sum	1	$ 7,500		7500				
Interior											
3.21.2	Contingency for repairs and replacement of water-damaged interior finishes and insulation	1	lump sum	0	$ 4,000	4000					
3.21.4	Refinish hardwood floor on upper level **	1000	sq ft	3	$ 3,000				3000		
3.21.5	Guard and handrail repairs at staircases	1	lump sum	0	$ 2,500	2500					
Insulation											
	No recommendations for major repairs at this time										
Structure											
3.24.3	Replace rotted wood sub floor and joist under kitchen at northeast basement	1	lump sum	2	$ 3,000			3000			
3.24.2	Create access into rear crawlspace and review structure further	1	lump sum	1	$ 3,500		3500				
Exterior Cladding											
3.29.2 & 3.29.3	Repair wood siding at the south exterior; replace wood siding and trim at cupulas	1	lump sum	1	$ 3,000		3000				
3.29.8	Replace wood post at the southeast corner of the south deck; provide saddles for wood posts supporting the wood decks	1	lump sum	0	$ 750	750					
Windows and Doors											
3.29.4	Replace corroded steel entrance door to the kitchen	1	each	1	$ 1,000		1000				
3.29.5	Provide sealants at the perimeter of windows in the northwest elevation	200	sq ft	1	$ 1,600		1600				
Site Work											
3.29.11	Provide trench drains in front of south-central and southwest entrances where sidewalk slopes towards doors *	2	each	3	$ 5,000				5000		
3.29.12	General repairs to cracking and depressions in asphalt paving (contingency)	1	lump sum	2	$ 2,000			2000			
3.29.6	Contingency for replacement of the wood retaining walls at the east planter	1	lump sum	2	$ 7,500			7500			
3.29.8	Replace older wood decking at the south deck	300	sq ft	1	$ 1,800		1800				
					TOTALS	$ 42,950	$ 26,750	$ 50,500	$ 68,000	$ 57,250	$ 700

***Note:** * The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.*

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
4.2.2 & 4.2.4-4.2.5	General repairs to electrical distribution equipment, distribution wiring and lighting	1	lump sum	0	$ 1,500	1500					
4.2.4	Replace laundry room and exterior receptacles with GFCI outlets	14	each	1	$ 3,000		3000				
MECHANICAL											
Heating and Air-Conditioning											
4.5.8	Replace condensing unit coupled with furnace *	2	tons	4	$ 4,000					4000	
4.5.10	PTAC unit replacement - Phase 1 *	3	each	0	$ 9,000	9000					
4.5.10	PTAC unit replacement - Phase 2 *	3	each	1	$ 9,000		9000				
4.5.10	PTAC unit replacement - Phase 3 *	3	each	2	$ 9,000			9000			
4.5.10	PTAC unit replacement - Phase 4 *	4	each	3	$ 12,000				12000		
4.5.8	Update heat pump condensing unit *	1	each	1	$ 4,000		4000				
4.5.8	Update heat pump condensing unit *	1	each	2	$ 4,000			4000			
4.5.8	Update heat pump condensing unit *	1	each	3	$ 4,000				4000		
4.5.12	Budget cost to update fireplaces *	2	each	5	$ 5,000						5000
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
4.11.2, 4.11.7, 4.11.11 & 4.11.14	Install discharge tube at basement domestic water heaters; provide a drip pipe at propane supply to on-demand water heater; replace actively leaking copper fittings in basement; install secondary containment or sump pit for southeast basement equipment room; repairs to nursing station faucet	1	lump sum	0	$ 5,000	5000					
4.11.12	Update domestic water pressure tanks *	5	each	2	$ 12,500			12500			
4.11.3	Replace water softening equipment *	1	lump sum	0	$ 3,000	3000					
4.11.14	Update corroded hand wash basins; update grout joints in tiled tub enclosures	1	lump sum	1	$ 9,000		9000				
4.11.15	Install a thermostatic mixing valve at the domestic hot water system	1	lump sum	0	$ 2,000	2000					
4.11.16	Provide containment for leaking pool equipment in the basement	1	lump sum	0	$ 6,000	6000					
Fire Protection											
Appendix N	Emergency lighting repairs or replacements	1	lump sum	0	$ 400	400					
Appendix N	Provide two exterior exits stairs for exterior pathway serving the second-floor residential units	1	lump sum	0	$ 20,000	20000					
Appendix N	Provide additional exit for the basement service room	1	lump sum	0	$ 50,000	50000					
Appendix N	Install fire alarm system	1	lump sum	0	$ 25,000	25000					
Appendix N	Provide self-closing devices for doors between detox rooms and the adjacent corridor	1	lump sum	0	$ 3,000	3000					
Appendix N	Provide automatic sprinkler system	1	lump sum	0	$ 130,000	130000					
ARCHITECTURAL											
Roof											
4.14.2	Budget for replacement of remaining older asphalt shingles	7500	sq ft	1	$ 30,000		30000				
4.14.4	Contingency to replace PVC covering on upper east and west balcony floors (assuming repairs at penetrations are not practical) *	1800	sq ft	2	$ 30,000			30000			
Interior											
4.21.6	Install a sump pit and pump within two north-most crawlspace bays	2	each	0	$ 15,000	15000					
Insulation											
4.18.3	Increase attic insulation and install vapour barrier above north office portion	1500	sq ft	3	$ 3,000				3000		
4.18.2	Install a moisture barrier on crawlspace floor	3000	sq ft	4	$ 8,000					8000	
Structure											
4.24.2	Repairs or replacement of notched floor joists	4	each	0	$ 3,000	3000					
Exterior											
4.27.4 & 4.27.6	Provide cladding for exterior wall at the east entrance to the first-floor corridor; repair small section of damaged wood siding	1	lump sum	0	$ 750	750					
4.27.11-4.27.12	Repairs to corroded saddle and rotted sections of guardrails at wood decks	1	lump sum	1	$ 2,500		2500				
4.27.6	Replace wood fencing at the north; provide a proper locking mechanism for the entrance gate	1	lump sum	1	$ 4,000		4000				
					TOTALS	$ 273,650	$ 61,500	$ 55,500	$ 19,000	$ 12,000	$ 5,000

Note: ** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.*

Defined as Non-Mandatory Items in Section 9.01 Landlord's Work.

At the discretion of the Tenant once the final use of the space has been determined. Final use will be determined and communicated to the Landlord on or prior to the first anniversary of the Commencement Date.

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
5.2.2-5.2.4	General repairs to electrical distribution equipment and wiring	1.0	lump sum	0	$ 1,250	1250					
5.2.3	Install GFCI receptacles on the exterior	1.0	lump sum	1	$ 1,750		1750				
MECHANICAL											
Heating and Air-Conditioning											
5.5.2	Replace PTAC units	3.0	each	0	$ 9,000	9000					
5.5.2	Replace PTAC units	3.0	each	1	$ 9,000		9000				
5.5.2	Replace PTAC units	3.0	each	2	$ 9,000			9000			
5.5.2	Replace PTAC units	3.0	each	3	$ 9,000				9000		
5.5.5 & 5.5.12	Provide a condensate pump at furnace; isolate in-floor radiant heating loop from domestic water system	1.0	lump sum	0	$ 3,000	3000					
5.5.6	Budget cost to replace condensing unit coupled with furnace *	1.5	tons	2	$ 4,000			4000			
5.5.8	Budget cost to update propane fireplaces and stoves *	2.0	each	4	$ 5,000					5000	
5.5.8	Budget cost to update propane fireplaces and stoves *	2.0	each	5	$ 5,000						5000
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
5.10.5-5.10.7	Repairs to plumbing fixtures and caulking and grout in tub enclosures; install a thermostatic mixing valve at domestic hot system; provide discharge tubs at domestic water heaters	1.0	lump sum	0	$ 3,000	3000					
Fire Protection											
	No recommendations for major repairs at this time										
ARCHITECTURAL											
Roof											
5.13.3	Replace asphalt shingles *	7500	sq ft	1	$ 60,000		60000				
5.13.4-5.13.5 & 5.13.7	Replace drip edge flashing, gutter and piece of downspout at the lower roof's north slope; replace drip edge flashing at the east-most slope of the upper roof; repair damaged sections of gutters	1	lump sum	1	$ 1,000		1000				
Interior											
5.20.4	Install a sump pit and pump in crawlspace	1	lump sum	0	$ 7,500	7500					
Insulation											
	No recommendations for major repairs at this time										
Structure											
5.23.2-5.23.3	Replace wood-framed structural walls supporting floor trusses within two west-most crawlspace base; install a lintel to support the truss above the crawlspace access opening	1	lump sum	0	$ 10,000	10000					
Exterior											
5.26.3 & 5.26.9	Replace wood siding and trim at both cupulas; repair wood trim at the corners of the building; repair damaged wood siding at north exterior wall	1	lump sum	1	$ 1,500		1500				
5.26.7	Contingency for repairs to the concrete footing and wood trim at the southeast balcony	1	lump sum	1	$ 3,000		3000				
					TOTALS	$ 32,500	$ 76,250	$ 13,000	$ 9,000	$ 5,000	$ 5,000

Note: **** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.***

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
6.2.3	Electrical distribution wiring repairs	1	lump sum	1	$ 1,000		1000				
MECHANICAL											
Heating and Air-Conditioning											
	No recommendations for major repairs at this time										
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
6.12.3 & 6.12.5	Waste piping and venting piping repairs	1	lup sum	1	$ 2,000		2000				
6.12.11	Tile repairs for shower stalls	1	lump sum	1	$ 1,500		1500				
6.12.12	Relocate sauna heater and replace damaged wood	1	lump sum	0	$ 1,000	1000					
Fire Protection											
Appendix N	General repairs to fire separations and non-firestopped penetrations	1	lump sum	0	$ 5,000	5000					
Appendix N	Provide smoke alarms	1	lump sum	0	$ 300	300					300
ARCHITECTURAL											
Roof											
6.16.2	Contingency for re-roofing *	5000	sq ft	2	$ 20,000			20000			
Interior											
6.24.2	Repair or replace water damaged interior finishes	1	lump sum	1	$ 1,000		1000				
6.24.5	Replace cracked and damaged tile on pool wall and coping tile; further review for piping leakage at that time	1	lump sum	1	$ 3,000		3000				
Insulation											
	No recommendations for major repairs at this time										
Structure											
6.26.5	Connect steel columns to concrete footings in basement; cl	1	lump sum	1	$ 750		750				
Exterior Cladding											
6.30.2 - 6.30.4	General wall cladding repairs	1	lump sum	1	$ 1,500		1500				
Windows and Doors											
6.30.5 & 6.30.6	Replace broken glass in south door; replace cracked windows and all windows with lost seals	1	lump sum	1	$ 1,250		1250				
6.30.6	Replace damaged wood trim above second floor south windows and provide proper metal sill flashing for windows where required	30	linear ft	1	$ 2,500		2500				
Site Work											
6.30.7	Provide proper concrete footings for columns supporting front entrance ramp; replace rotted sections of top handrail	1	lump sum	1	$ 4,000		4000				
					TOTALS	$ 6,300	$ 18,500	$ 20,000	$ -	$ -	$ 300

***Note:* * The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.**

Five-Year Summary of Recommended Repairs

(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
7.2.3	General distribution equipment and wiring repairs	1	lump sum	0	$ 500	500					
MECHANICAL											
Heating and Air-Conditioning											
	No recommendations for major repairs at this time										
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
	No recommendations for major repairs at this time										
Fire Protection											
	No recommendations for major repairs at this time										
ARCHITECTURAL											
Roof											
7.14.2	Replace asphalt shingles	1800	sq ft	2	$ 7,200			7200			
7.14.3	Replace damaged section of gutter at the north; install a new gutter and downspout at the west perimeter; repairs to improperly aligned gutter at the east	1	lump sum	0	$ 2,500	2500					
Interior											
	No recommendations for major repairs at this time										
Insulation											
7.18.3	Increase attic insulation at the north and southwest; install vapour retarder at north attic assemblies; install insulation in southeast attic	1	lump sum	1	$ 4,000		4000				
7.18.1	Insulate floor joists at the west half of the building *	700	sq ft	3	$ 2,500				2500		
Structure											
	No recommendations for major repairs at this time										
Exterior											
7.27.3-7.27.5	Repairs to southwest entrance door hardware and overhead door weather stripping and handle; rebuild southwest landing guardrail (approximately 15 to 20 linear feet)	1	lump sum	0	$ 2,500	2500					
					TOTALS	$ 5,500	$ 4,000	$ 7,200	$ 2,500	$ -	$ -

***Note:* * The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.**

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
	No recommendations for major repairs at this time										
MECHANICAL											
Heating and Air-Conditioning											
8.5.2	Replace fireplace *	1	lump sum	3	$ 5,000				5000	5000	5000
8.5.8	Replace older condenser units *	2	each	1	$ 8,000		8000				
8.5.8	Replace newer condenser units *	2	each	2	$ 8,000			8000			
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
	Replace propane-fired, on-demand water heater *	1	each	1	$ 2,500		2500				
Fire Protection											
Appendix N	Repair party wall between Suites 131 and 230	1	lump sum	0	$ 3,000	3000					
Appendix N	Provide fire extinguigher in the service room	1	each	0	$ 200	200					200
Appendix N	Provide additional smoke alarms	1	lump sum	0	$ 200	200					
ARCHITECTURAL											
Roof											
8.17.2	Replace asphalt shingles *	3350	sq ft	3	$ 13,400				13400		
Interior											
	No recommendations for major repairs at this time										
Insulation											
	No recommendations for major repairs at this time										
Structure											
	No recommendations for major repairs at this time										
Exterior Cladding											
	No recommendations for major repairs at this time										
Windows and Doors											
8.31.4	Renew sealants around windows and doors	350	linear ft	2	$ 2,800			2800			
Site Work											
8.31.6	Replace wood staircase at the east; provide proper landing at the top	1	lump sum	2	$ 3,000			3000			
8.31.7	Repair north guardrail at the front wood ramp; provide saddle supports for wood posts supporting the balconies	1	lump sum	0	$ 750	750					
					TOTALS	$ 4,150	$ 10,500	$ 13,800	$ 18,400	$ 5,000	$ 5,200

Note: **** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.***

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
	No recommendations for major repairs at this time										
MECHANICAL											
Heating and Air-Conditioning											
9.5.2	Replace fireplace *	1	lump sum	3	$ 5,000				5000	5300	5000
9.5.7	Replace older condenser units *	2	each	1	$ 8,000		8000				
9.5.7	Replace newer condenser units *	2	each	2	$ 8,000			8000			
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
9.11.2, 9.11.7, 9.11.11,	Replace corroded galvanized steel fitting at the main domestic water supply line; remove abandoned water heaters from the crawlspace; replace sump pump; install high-water-level alarm; improve water containment of pit; provide pit cover	1	lump sum	1	$ 3,000		3000				
9.11.6	Replace pressure tanks *	2	each	3	$ 1,500				1500		
Fire Protection											
Appendix N	Repair fire separation for service room	1	lump sum	0	$ 2,500	2500					
Appendix N	Provide additional smoke alarms, fire extinguishers and carbon monoxide detectors	1	lump sum	0	$ 600	600					600
ARCHITECTURAL											
Roof											
9.15.2	Replace asphalt shingles *	3200	sq ft	3	$ 12,800				12800		
Interior											
	No recommendations for major repairs at this time										
Insulation											
	No recommendations for major repairs at this time										
Structure											
	No recommendations for major repairs at this time										
Exterior Cladding											
	No recommendations for major repairs at this time										
Windows and Doors											
9.31.4	Renew sealants around windows and doors	350	linear ft	2	$ 2,800			2800			
Site Work											
9.30.6	Replace wood staircase at the east; provide proper landing at the top	1	lump sum	2	$ 3,000			3000			
9.30.7	Replace missing wood balusters for the front ramp; provide saddle for each wood post supporting the balconies	1	lump sum	0	$ 750	750					
					TOTALS	$ 3,850	$ 11,000	$ 13,800	$ 19,300	$ 5,000	$ 5,600

Note: **** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.***

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
10.2.4	General repairs to the distribtuion wiring	1	lump sum	0	$ 750	750					
MECHANICAL											
Heating and Air-Conditioning											
10.2.4	Replace condensing unit	1.5	tons	2	$ 4,000			4000			
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
	No recommendations for major repairs at this time										
Fire Protection											
Appendix N	Provide smoke alarm and carbon monoxide detectors	1	lump sum	0	$ 450	450					
ARCHITECTURAL											
Roof											
10.14.2 & 10.14.6	Replace asphalt shingles; re-paint wood exterior of the cupula *	1000	sq ft	2	$ 4,000			4000			
Interior											
	No recommendations for major repairs at this time										
Insulation											
	No recommendations for major repairs at this time										
Structure											
	No recommendations for major repairs at this time										
Exterior											
10.27.4	Replace cracked window in south elevation	25	sq ft	0	$ 1,250	1250					
10.27.4	Renew sealant at perimeter of exterior windows and doors	200	linear ft	3	$ 1,600				1600		
					TOTALS	$ 1,700	$ -	$ 8,000	$ 1,600	$ -	$ -

***Note:* * The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.**

Five-Year Summary of Recommended Repairs
(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
11.2.4-11.2.5	General repairs to distribution wiring; verify electrical system grounding	1	lump sum	0	$ 750	750					
MECHANICAL											
Heating and Air-Conditioning											
11.5.2	Replace high-efficiency furnace and vent piping *	1	lump sum	2	$ 5,000			5000			
11.5.5	Eventually replace condensing unit *	2	tons	2	$ 4,000			4000			
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
11.10.7	Replace third-floor hand wash basin and tiled shower enclosure	1	lump sum	2	$ 2,500			2500			
11.10.6	Install floor drain in laundry closet *	1	lump sum	1	$ 4,000		4000				
Fire Protection											
Appendix N	Provide carbon monoxide detectors on main floor	2	each	0	$ 200	200					
ARCHITECTURAL											
Roof											
11.13.2	Replace asphalt shingles covering the original portion of the building *	900	sq ft	3	$ 3,600				3600		
Interior											
	No recommendations for major repairs at this time										
Insulation											
	No recommendations for major repairs at this time										
Structure											
	No recommendations for major repairs at this time										
Exterior Cladding											
11.25.2	Further evaluate chimney for south second-floor fireplace	1	lump sum	0	$ 500	500					
11.25.4	Eventually replace window perimeter sealants within the original portion of the building	200	linear ft	4	$ 2,500					2500	
					TOTALS	$ 1,450	$ 4,000	$ 11,500	$ 3,600	$ 2,500	$ -

***Note:* * The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.**

Five-Year Summary of Recommended Repairs

(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
	No recommendations for major repairs at this time										
MECHANICAL											
Heating and Air-Conditioning											
10.5.2 & 10.5.4	Replace older furnace on second floor, including flue pipe *	1	lump sum	2	$ 7,000			7000			
10.5.4	Service heating equipment	1	lump sum	0	$ 500	500					
10.5.5	Replace older through-wall propane-fired heating/cooling units *	2	each	1	$ 6,000		3000	3000			
10.5.3	Contingency for replacement of air-conditioning condenser units *	2	each	1	$ 7,000		3500		3500		
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
	No recommendations for major repairs at this time										
Fire Protection											
	No recommendations for major repairs at this time										
ARCHITECTURAL											
Roof											
10.14.2	Eventual re-roofing of building *	2100	sq ft	3	$ 15,000				15000		
Interior											
10.22.2	Provide proper access hatch for entry into the crawlspace	1	lump sum	1	$ 750		750				
Insulation											
10.18.1	Replace perimeter wall insulation in crawlspace; seal any openings where vermin may be entering into the crawlspace	500	sq ft	1	$ 3,250		3250				
Structure											
10.25.3	Improve beam to column and column to column connections in the crawlspace (3 columns)	1	lump sum	1	$ 750		750				
Exterior Cladding											
10.29.2	Refinish wood cladding on exterior	2600	sq ft	2	$ 4,500			4500			
Windows and Doors											
	No recommendations for major repairs at this time										
Site Work											
	No recommendations for major repairs at this time										
					TOTALS	$ 500	$ 11,250	$ 14,500	$ 18,500	$ -	$ -

Note: **** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.***

Five-Year Summary of Recommended Repairs

(2017 Dollars)

Report Reference No.	RECOMMENDATION	Quantity	Units	Time Frame (years)	Present Cost of Replacement	Years out 0 2017	1 2018	2 2019	3 2020	4 2021	5 2022
ELECTRICAL											
	No recommendations for major repairs at this time										
MECHANICAL											
Heating and Air-Conditioning											
	No recommendations for major repairs at this time										
Ventilation											
	No recommendations for major repairs at this time										
Plumbing											
	No recommendations for major repairs at this time										
Fire Protection											
Appendix N	Exit sign and fire extinguisher repairs	1	lump sum		$ 350	350					
ARCHITECTURAL											
Roof											
11.14.2	Re-roof building *	2500	sq ft	2	$ 7,000			7000			
Interior											
	No recommendations for major repairs at this time										
Insulation											
	No recommendations for major repairs at this time										
Structure											
11.24.3	Provide horizontal bracing for wood studs in warehouse	1	lump sum	1	$ 1,250		1250				
Exterior Cladding											
11.28.2 & 11.28.3	Refinish exterior wood cladding; replace rotted trim at south overhead door	1	lump sum	2	$ 4,000			4000			
Windows and Doors											
11.28.5	Replace damaged double steel doors at east façade	1	lump sum	1	$ 2,000		2000				
Site Work											
	No recommendations for major repairs at this time										
					TOTALS	$ 350	$ 3,250	$ 11,000	$ -	$ -	$ -

Note: **** The time frame for replacement is estimated, as the exact time frame is unpredictable by nature.***

SCHEDULE "F"

[See attached]

Crystalflow
566 Enfield Rd
Burlington, Ontario L7T 2X5
Canada

SCHEDULE F

QUOTE

Quote No.: 219
Date: 10/02/2017
Page: 1
Ship Date:

Sold To:

GreeneStone
Shawn Leon
3561 Hwy 169
Bala, ON

Ship To:

GreeneStone
Shawn Leon
3561 Hwy 169
Bala, ON

Business No.: 865467492RT0001

Item No.	Quantity	Unit	Description	Tax	Unit Price	Amount
			Water system upgrades for both the water treatment and pump system that supply the GreeneStone resort with water.	HS		
				HS		
	1		Water Treatment System Upgrades:	HS	22,500.00	22,500.00
			Modify the existing well feed into the cistern by introducing a pressure tank and solenoid feed valve. This will keep the well water pressurized in order to backwash the water softeners.	HS		
	1		WX203 34 gallon pressure tank installed on well line to cistern complete with brass union tank tee package.	HS		
	1		1" brass N/C solenoid valve installed on cistern feed with new electronic float valve installed in the cistern.	HS		
	1		Relay control box to activate the stenner chlorine pump as the well feeds the cistern. The relay box will shut down the solenoid feed when the softeners backwash. This will ensure a proper regeneration cycle and 100% soft water into the cistern.	HS		
	2		120K Grain Excalibur water softeners installed in parallel.	HS		
	2		20" Big Blue Viqua cartridge housing assemblies installed with 5-micron filters installed in series.	HS		
	2		Trojan Pro20 NSF Ultraviolet sterilizers complete with solenoid shut off valves and UV monitor. Each stream will be able to flow up to 20 GPM of treated water into the cistern for a maximum total of 40 GPM. The system will be plumbed in such a manner as to allow any one piece of equipment to be bypassed and still flow treated water into the cistern.	HS		
			There will also be a line installed to introduce pressurized treated well water directly to the resort if the cistern pump(s) fail. This valve will be normally closed	HS		
	1		Stenner adjustable 120v chlorine pump installed	HS		
				HS		

Comments

Continued...

Crystalflow
566 Enfield Rd
Burlington, Ontario L7T 2X5
Canada

QUOTE

Quote No.: 219
Date: 10/02/2017
Page. 2
Ship Date:

Sold To:

GreeneStone
Shawn Leon
3561 Hwy 169
Bala, ON

Ship To:

GreeneStone
Shawn Leon
3561 Hwy 169
Bala, ON

Business No.: 865467492RT0001

Item No.	Quantity	Unit	Description	Tax	Unit Price	Amount
	1		Cistern Pump System Upgrades Remove the 4 existing large pressure tanks and the associated plumbing. Convert both cistern pumps to operate on variable frequency drives. Install a smaller pressure tank to operate with the pumps.	HS	12,000.00	12,000.00
	2		Pentek Intellidrive PID20 variable frequency drives	HS		
	1		WX203 34 gallon pressure tank installed with brass union tank tee.	HS		
	1		Clean up plumbing system in the area. The Cistern pumps will maintain a constant pressure in the facility as the pumps adapt their speed to maintain pressure. The pumps will be set up as lead and lag. The pressure differential will be 5-10 psi different. If there is a great demand for water, then the lag pump will activate. If one pump fails, then the other will automatically take over. The drives have many features including dry-run protection and a fault log.	HS		
	1		VFD ALT drive alternator to switch lead/lag pumps. The treatment and pump upgrades can be done all at once, or in different phases.	HS		
			Subtotal:			34,500.00
			HS - HST 13% GST PST HST			4,485.00

Shipped by		
Comments	**Total Amount**	38,985.00
Sold By:		

SCHEDULE "G"

[See attached]

ESSE

SCHEDULE G

416 Elgin Street, PO Box 35
Brantford, ON N3T 5M3
P: 866-356-3773 F: 519-751-3224
www.essecanada.com

February 12, 2017

Mr. Matthew Griffa
Chief Financial Officer
Canadian Addiction Treatment Centers
13291 Yonge St, Suite 403
Richmond Hill, ON L4E 4L6

RE: GreeneStone's Wastewater Treatment System Repair Work Summary

Dear Mr. Griffa,

I have outlined the status of the high priority repair work to GreeneStone's sewage collection system and wastewater treatment system in the table below.

Sewage Collection System		
Building Served	**Work Description**	**Status**
330s Cottage	Pump down effluent in septic tanks.	Completed (B&B Sanitation)
330s Cottage	Replace failed sewage pump and float switch in pump chamber.	Completed (Stevenson's)
Fitness Centre	Pump down effluent in septic tanks.	Completed (B&B Sanitation)
Fitness Centre	Replace failed sewage pump and float switch in pump chamber.	Completed (ESSE Canada)

Wastewater Treatment System		
Component	**Work Description**	**Status**
Recirculation Tank	Pump down effluent in tanks.	Completed (B&B Sanitation)
Recirculation Tank	Upgrade electrical junction boxes so that they are above grade.	On Hold (by Stevenson's until spring when frost has melted)
Recirculation Tank	Re-establish electricity at the 4 effluent pumps in order to diagnose pump operation.	Completed (Stevenson's)
Recirculation Tank	Test effluent pumps to determine which, if any require replacement	In-progress (Stevenson's)
Recirculation Tank	Replace pump control float switches	Completed (Stevenson's)
Final Pump Chamber	Pump down effluent in tanks.	Completed (B&B Sanitation)

416 Elgin Street, PO Box 35
Brantford, ON N3T 5M3
P: 866-356-3773 F: 519-751-3224
www.essecanada.com

Final Pump Chamber	Verify proper pump operation	Completed (ESSE)
Final Pump Chamber	Replace pump control float switches	Completed (Stevenson's)

It was noted during a phone conversation with Stevenson's on February 10, 2017 that they intend on completing the testing of the recirculation tank's effluent pumps as soon as possible. Please contact Stevenson's to obtain their exact schedule for work completion.

ESSE suggests proactively ordering one (1) spare pump each for Pump Station #2, the Recirculation Tank and the Final Pump Chamber. These specialty effluent pumps required for this system are not typically stocked by local suppliers and can take several days for the pumps to be available. Without knowing the exact pump model specification, we have estimated the pump cost to be approximately $1500/pump. This estimate is based on similar project experience and familiarity with this type of pump. Once Stevenson's has completed re-establishing electricity to the recirculation tank and verifying pump operation, ESSE can remove the pumps to determine the exact pump specifications and obtain a firm pump cost from our supplier.

Additional repairs are expected as they are identified during the course of routine maintenance and operation activities. Further details on ESSE's routine maintenance and operation schedule of activities will be forthcoming.

Please contact me with any questions or concerns.

Regards,

Ray Foster
Project Manager
ESSE Canada
C – 519-429-1128
P – 1-866-356-3773
E – ray@essecanada.com
W – www.essecanada.com

SCHEDULE "H"

[See attached]

SCHEDULE H

MUNICIPAL RECORDS SEARCH - AMENDED

To: Township of Muskoka Lakes
Fee: $125.00

From: Simpson Wigle Law LLP
Re: Canadian Inpatient Treatment Centres p/f Cranberry Cove Holdings Ltd.

Information Supplied by Solicitor

Roll No.: 6-17-005 Township: MEDORA/WOOD
Legal Description: Concession F, Part Lot 15, RP 35R5958, Part 1
Owner: Cranberry Cove Holdings Ltd. Proposed Use:
Vacant: Improved: XX Under Construction:
Survey Enclosed: NO Buildings Shown On Plan: N/A

Municipal Response

1. **Zoning:** RURAL COMMERCIAL – RESORT (RUC2) AND ENVIRONMENTAL PROTECTION (EP1)
By-law: **2014-14, passed by Council on February 13, 2015**, as amended by By-law 2001-87 and By-law 2010-115 (COPIES ATTACHED).
Minor Variance: NO RECORD File: N/A
Compliance: Use: Buildings & Structures: NO BUILDING LOCATION SURVEY PROVIDED
Lot Area: YES Lot Frontage: YES

2. **Agreements**
Site Plan Agreement: YES SPA-84-38, SPA-30/91, SPA-54/98, SPA-5/99, SPA-38/99 AND SPA-9/01 (NOT REGISTERED)
Subdivision Agreement: NO

3. **Building**
Building Permit Issued:

DATE	PERMIT NO.	WORK AUTHORIZED	FINAL INSPECTION	CERTIFICATE OF INSPECTION
Sept 30, 1976	76/0325	Residential Duplex	YES	N/A
Nov 17, 1983	83/0438	Construct Restaurant	YES	N/A
Feb 22, 1985	85/0033	Construct 8' x 20' Addition For Storage	YES	N/A
June 22, 1992	92/0237P	Construct Addition To Restaurant	YES	YES
August 18, 1992	92/0340	Construct Porch Roof At Entrance	YES	N/A
Nov 27, 1998	98/0889	Renovate Restaurant, Kitchen & Washrooms	YES	YES
Jan 7, 1999	99/0006	Construct Addition To Motel	NO	NO
Jan 7, 1999	99/0007	Construct Addition For Restaurant/Pub	YES	YES
Feb 25, 1999	99/0061	Construct Addition To Existing Building For Conference Centre	YES	YES
March 4, 1999	99/0074	Construct Two Storey Motel Unit	YES	YES
April 21, 1999	99/0157	Construct Addition To Kitchen, Restaurant And New Washrooms	YES	YES
August 9, 1999	99/0524	Construct Boardwalk & Canoe Launch	NO	N/A
July 18, 2000	00/527	Construct Laundry & Storage Facility	YES	YES
March 30, 2001	01/0116	Construct Foundation Only For Activity Centre	YES	YES
Feb 5, 2002	02/0043	Construct Activity Building & Indoor Pool	YES	YES
April 19, 2002	02/0169	Construct Addition To Laundry Facilities	YES	YES
July 25, 2003	03/0561	Renovate Stairway & Change Of Use – Library To Massage & Aesthetics Room On 2nd Floor	YES	YES
Dec 5, 2007	07/0965	Construct A Stairwell Addition To Restaurant	YES	YES
Nov 23, 2011	11/0920	Interior Renovations To Existing Building	NO	NO
July 2, 2014	14/0439	Repair To Pool Building	YES	YES
May 6, 2015	15/0278	Change Of Use – Restaurant Occupancy From A2 To E	YES	YES

4. **Sewage System**
M.O.E.E. Certificate of Approval Issued: # ME-93-83
M.O.E.E. Use Permit Issued: Date: September 28, 1983 (COPY ATTACHED)
Work Orders Issued: NO

5. **Building Work Orders**
Work Order or Notice of Violation Issued: YES (COPIES ATTACHED)

6. **Public Road Abuts Property** YES
Maintained: YEAR ROUND

7. **Services**
The following are provided to the property by the District Municipality of Muskoka:
Water: NO Sanitary Sewer: NO
Storm Sewer: NO Garbage Pick-up: YES

8. **Other:**
Building on Heritage Inventory NO RECORD
Building Designated Under Heritage Act: NO RECORD
Property Located In Flood Plain: NO RECORD
Conservation Authority has Jurisdiction: NO RECORD
Other Municipal Claims or Limitations (except taxes): NO RECORD
Within Landfill Influence Area NO RECORD

(SEE OVER)

SCHEDULE "I"

[See attached]

Manfred Jansen Electric & Heating
14 Lankin Ave. Bracebridge P1L 1Y1
jansenhvac@gmail.com
T.7056464120 F.7056460859

SCHEDULE I

Feb. 7.2017

Quote

GreeneStone Healthcare
Bala

Attn. Mr.Shawn Leon

Replacement of a fuel storage tank, located in the storage garage beside the generator room. Removing the existing single wall tank, and installing a 200 Gal. double bottom tank, replacing the supply and return tubing, from the tank to the generator.

Material and installation	$ 2400.00

Installation of a protective steel barrier in front of the new tank to prevent damage through equipment stored inside the garage.

Material and installation	$ 370.00
	$ 2770.00
HST (138781539)	$ 360.10
Total	$3130.10

SCHEDULE "J"

[See attached]

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone/Numéro de téléphone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference # / No de réf, du service d'incendie 17-0002a

To/A Doreen Glowacki, Director of Operations at Greenstone
An inspection of the following described property
Une inspection de la propriété décrite ci-dessous occupied/qui est occupee
by you namely / par vous, à savoir Addiction treatment facility
located in the municipality of
stet ou située dans la municipalité de MUSKOKA LAKES
at / à l'adresse suivante 3571 Muskoka Road 169, MUSKOKA LAKES, ON
Roll/Folio #: 44530600170050000000
was made on / a été effectuée le Feb 7 17

The reasons for the order are:

Les motifs de cet ordre sont:

See Appendix "A"

Therefore, pursuant to Clause (g) of Subsection (1) of Section 21 of the Fire Protection and Prevention Act, 1997, s.o. 1997, c4, it is ordered that

En conséquence, conformément à l'alinéa g du Paragraphe 21(1) de la Loi de 1997 sur la prévention et la protection contre l'incendie, L.O. 1997, chap. 4, il est ordonné que

See Appendix "B"

Work prescribed in this Order is deemed not to contravene the Building Code established under the Building Code Act, 1992. [See s.22(2) of the Fire Protection and Prevention Act, 1997]

Les travaux exigés par le présent ordre sont réputés ne pas contrevenir au Code du bâtiment créé en vertu de la Loi de 1992 sur le code du bâtiment. [Voir le par. 22 (2) de la Loi de 1997 sur la prévention et la protection contre l'incendie]

The work in this order must be completed by:
Mar 7 2017

Les travaux requis par cet ordre doivent etre termines au plus tard le:

Douglas Holland

Douglas Holland
(signature of Inspector under the Fire Protection and Prevention act, 1997/signature de l'inspecteur ou inspectrice responsable en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

This order was served upon Doreen Glowacki on Feb 7 2017
Cet ordre a été signifié à Doreen Glowacki le Feb 7 2017

Douglas Holland

Douglas Holland
(signature of person serving the order/signature de la personne qui signifie l'ordre)

By/Par:
- X Electronic Transmission
- Facsimile Transmission
- Personal Service
- X Regular Letter Mail

Notice:

APPEAL RIGHTS

Your rights of appeal from an Order under the *Fire Protection and Prevention Act, 1997* and other pertinent information are summarized below. For reference to the law, you should consult parts VI to VIII of *the Fire Protection and Prevention Act, 1997*, S.O. 1997, c.4.

1) You have the right to request a review of this Order by the Fire Marshal within 15 calendar days after the Order is served. You may ask the Fire Marshal to review this Order by submitting a written request addressed to:

Fire Marshal - REVIEWS
25 Morton Shulman Ave, 2nd Floor
Toronto, ON M3M 0B1
E-mail: OFMEMReviews@ontario.ca

If you wish an extension of time to make your request for a review of this Order to the Fire Marshal, you must do so within thirty calendar days of being served with the Order. Your request for an extension of time must state reasonable grounds for applying for the extension and should be sent to the above address. [s.25 (1-3)]

Your application for a review or an extension of time should include a copy of the Order being appealed.

The Fire Marshal may review the Order without holding a hearing and has the power to confirm the Order, amend it, rescind it or make a new Order. The Fire Marshal may also refer the matter to the Fire Safety Commission. [s.25 (4-5)]

2) A person is relieved from complying with an Order until a review is completed and a decision is issued by the Fire Marshal. However, the Fire Marshal may, upon request by an inspector, order that the Order take effect immediately where such action is deemed necessary in the interest of public safety. [s.25 (6-7)]

3) A person who fails to comply with an Order is guilty of an offence and is subject, on conviction, to a fine of not more than $20,000 for every day during which the default continues. The imposition or payment of the fine does not relieve the person from complying with the Order. (s.30)

Appeal of Fire Marshal Review Decision:

1) If you wish to appeal the decision of the Fire Marshal, you must do so within fifteen calendar days of being served with it, by filing a notice of appeal with the Fire Safety Commission at the following address:

Fire Safety Commission - APPEALS
530 - 20 Dundas Street West
Toronto, ON M5G 2C2
E-Mail: FSCRegistrar@ontario.ca

This fifteen day period may be extended by the Fire Safety Commission on reasonable grounds, but any application for an extension of time must be made to the Fire Safety Commission within thirty calendar days of being served with the decision of the Fire Marshal. [s.26 (1-4)]

Your appeal to the Fire Safety Commission should include the grounds for the appeal.

2) The Fire Safety Commission will appoint a time for and hold a hearing to consider your appeal and has the powers to confirm the Order under appeal, amend it, rescind it or make a new Order. [s.26 (5-6)]

3) A person is relieved from complying with an Order until a hearing is completed and a decision is issued by the Fire Safety Commission. However, the Fire Safety Commission may, upon request by an inspector or by the Fire Marshal, order that the Order take effect immediately where such action is deemed necessary in the interest of public safety. [s.26 (7-8)]

4) A decision of the Fire Safety Commission may be appealed to the Divisional Court, in accordance with the rules of that Court, on any question that is not a question of fact alone. (s.27)

AVIS:

Vous trouverez ci-dessous une explication de vos droits d'appel relativement à un ordre qui aurait été émis en vertu de la *Loi de 1997 sur la prévention et la protection contre l'incendie*, ainsi que d'autres renseignements pertinents. Pour tenir compte avec exactitude de la loi, vous devriez consulter les parties VI à VIII de la *Loi de 1997 sur la prévention et la protection contre l'incendie*, L.O. 1997, chap. 4.

1) Si vous voulez en appeler du présent ordre, vous devez le faire dans les quinze jours qui en suivent la signification.(Art.26)

Vous pouvez demander au commissaire des incendies de réviser l'ordre en lui soumettant une demande écrite (art.25) à l'adresse suivante:

5775, rue Yonge, 7e étage
North York (Ontario) M2M 4J1

Si vous voulez obtenir une prolongation du délai d'appel auprès du commissaire des incendies, vous devez la demander dans les trente jours suivant la signification de l'ordre. Dans votre demande, vous devez mentionner des motifs de prolongation raisonnables; expédiez cette demande à l'adresse ci-haut. (Art.25)

2) Si vous demandez au commissaire des incendies de réviser l'ordre et si vous voulez en appeler de la réponse, vous avez quinze jours pour en appeler auprès de la commission de la sécurité-incendie; postez votre demande à l'adresse ci-haut. La Commission de la sécurité-incendie peut prolonger cette période de quinze jours s'il existe des motifs raisonnables; cependant, toute demande de prolongation doit être faite dans les trente jours après que l'ordre faisant l'objet de l'appel a été donné ou révisé par le commissaire des incendies. (Art.26)

3) Dans tous les cas, votre demande de révision ou d'appel devrait inclure une copie de l'ordre en question ainsi que les motifs de contestation de l'ordre. Le commissaire des incendies peut réexaminer l'ordre sans tenir d'audience. Si vous en appelez auprès de la Commission de la sécurité-incendie, cette dernière vous avisera du lieu et de la date ou votre appel sera entendu. [Parag. 25(5), 26(5)]

4) Suite à une révision ou à un appel, le commissaire des incendies ou la Commission de la sécurité-incendie peut confirmer, modifier ou annuler l'ordre, ou en émettre un nouveau. [Parag. 25(4), 26(6)]

5) Une personne qui demande la révision d'un ordre émis par le commissaire des incendies ou qui en appelle d'un ordre auprès de la Commission de la sécurité-incendie n'est pas tenue de se conformer à l'ordre jusqu'à ce que la révision soit terminée ou qu'un appel soit entendu. Le commissaire des incendies ou la Commission de la sécurité-incendie peut cependant ordonner que cet ordre entre en vigueur immédiatement si, de leur avis, une telle mesure est nécessaire dans l'intérêt de la sécurité publique. [Parag. 25(6), 26(7)]

6) On peut en appeler d'une décision de la Commission de la sécurité-incendie auprès de la Cour divisionnaire, selon les règles de cette cour, sur une question de droit ou sur une question mixte de droit et de fait. (Art. 27)

7) Quiconque ne se conforme pas à un ordre ou à une ordonnance est coupable d'une infraction et est passible, sur déclaration de culpabilité, d'une amende n'excédant pas 20 000 $ pour chaque jour où se poursuit le défaut. (Art. 30)

8) Si une personne ne s'est pas conformée à un ordre, le commissaire des incendies, un assistant ou une assistante du commissaire des incendies ou encore un chef ou une chef des pompiers et pompières peut présenter une requête à un juge ou à la cour supérieure de justice afin d'obliger la personne visée à s'y conformer. Un appel relativement à un tel ordre peut être déposé à la Cour divisionnaire. (Art. 32)

9) Si une personne ne se conforme pas à une ordonnance dans les trente jours suivant une condamnation à ce sujet, le commissaire des incendies, un assistant ou une assistante du commissaire des incendies ou encore un chef ou une chef des pompiers et pompières peut présenter une requête à la Cour de justice de l'Ontario; cette dernière peut ordonner la fermeture ou l'élimination de la propriété visee ou l'élimination de tout contenu. Si la Cour croit cette mesure nécessaire dans l'intérêt de la sécurité publique, le coût d'une telle fermeture ou d'une telle élimination qui est encouru par le commissaire des incendies ou la municipalité peut être récupéré du propriétaire ou de la propriétaire sous forme de taxes municipales. (Art. 31,38)

10) S'il est ordonné de fermer un bâtiment ou des locaux, soit par un ordre du commissaire des incendies, soit par une ordonnance de la Cour, une copie de l'ordre est signifiée au propriétaire ou à la propriétaire et une copie est affichée sur la propriété. Quiconque enlève cette copie de l'ordre est passible, sur déclaration de culpabilité, d'une amende n'excédant pas 2 000 $ ou d'une peine d'emprisonnement maximale d'un an ou des deux, à moins d'avoir obtenu l'autorisation d'enlever la copie du commissaire des incendies d'un assistant ou d'une assistante du commissaire des incendies ou du chef ou de la chef des pompiers et pompières. [Parag.24(3); art.29]

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf, du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON

To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

Description of Property: 3571 Muskoka Road 169 is a rural commercial property being used as an addiction treatment facility. The property contains multiple buildings 6 of which are used as residential suites for the purpose of remuneration. The building known as building"A" is a two storey building that was converted from a motel to a addiction treatment on the main floor consisting of 5 detox rooms, 1 nursing station, and 1 medical supply room. The second storey is used as residential with each suite exiting to a balcony to two sets of stairs. The building is equipped with interconnected smoke alarms, the building does not have a fire alarm system installed. The main building consists of office spaces, dining hall, common room and a full kitchen facility, this building does have a single stage fire alarm system installed.

Appendix "A"

The reasons for the Order are / Les motifs de cet ordre sont les suivants :

1. To reduce the probability that lack of maintenance of a fire separations between rooms, corridors, shafts and other spaces will result in it not performing as originally intended in a fire situation, which could lead to spread of fire from one side of a fire separation to the other side, which could lead to harm to persons on the other side of the separtion.

   There are damaged fire separations in the mechanical rooms of buildings “B”,”C”, and “D”

2. To reduce the probability that improper/lack of maintenance of the commercial cooking equipment and protection system will result in a fire spreading to the building, which could lead to harm to persons.

   The exhaust over the commercial cook equipment has an accumulation of grease laden vapors.

3. To reduce the probability that persons will not be familiar with the operation of manually operated fire extinguishing installations, which could otherwise lead to delays or improper operation of such systems in a fire situation, which could lead to the spread of fire, which could lead to harm to persons.

   There are no signs indicating the manual activation of the suppression system, additionally there are provision in the fire safety plan for the manual activation of the commercial cooking suppression system.

4. To reduce the probability that delays will occur in evacuating or moving to a safe place in a fire emergency, which could lead to harm to persons.

   Several emergency egress facilities are blocked with an accumulation of snow and ice.

5. To reduce the probability that lack of testing of emergency lighting unit equipment will result in their

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf, du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON
To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

failure to keep exit routes visible, which could lead to delays in evacuating or moving to a safe place in a fire emergency, which could lead to harm to persons.

Emergency lighting failed to illuminate during inspection.

6. To reduce the probability that building occupants will not be notified in a timely manner of a fire emergency, which could delay their evacuation or movement to a safe place, which could lead to harm to persons

   The Fire Safety Plan is not completed, it is out of date, and the training and drills have not been conducted.

7. To reduce the probability of expired smoke alarms not functioning properly, which could result in a delay in emergency notification of occupants, which could result in harm to persons.

   Several smoke alarms have expired, several smoke alarms have been removed, several smoke alarms have been switched from hardwired to battery operated.

8. To reduce the probability that malfunctioning CO alarms could lead to the failure of the alarm to alert occupants when the amount of CO gas exceeds an acceptable level, which could lead to harm to persons.

   Several Carbon Monoxide alarms have expired.

Douglas Holland

Douglas Holland

(signature of Inspector under the Fire Protection and Prevention act, 1997/signature de l'inspecteur ou inspectrice responsable en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf. du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON
To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

Appendix "B"

It is ordered that / Il est ordonné ce qui suit :

1. As Required by Div. B, O.Reg 213/07 as amended;

   Article 2.2.2.1. Where fire separations between rooms, corridors, shafts and other spaces are damaged so as to affect the integrity of their fire-resistance rating, the damaged fire separations shall be repaired so that the integrity of the fire separations is maintained

   There are damaged fire separations in the mechanical rooms of buildings, "B", "C", and "D".

   Repair all damaged fire separations ensuring the integrity of the separation has been reestablished in each of the spaces.

2. As Required by Div. B, O.Reg 213/07 as amended;

   Sentence 2.6.1.13. Exhaust and fire protection systems required under Article 2.6.1.12. shall be maintained in accordance with NFPA 96, "Standard for Ventilation Control and Fire Protection of Commercial Cooking Operations".

   During inspection there was a large accumulation of grease laden vapors on the vents, nozzles are not properly positioned, and a suppression tank has been removed from the system.

   Ensure proper cleaning and maintenance of the commercial cooking exhaust system is conducted, have a service company remove unnecessary suppression nozzles and realign to ensure proper coverage of cooking equipment, and provide a flow test to ensure adequate suppression with the removal of a tank.

3. As Required by Div. B, O.Reg 213/07 as amended;

   Sentence 2.6.1.14. (1) Instructions for manually operating the fire protection systems required under Article 2.6.1.12. shall be posted conspicuously in the kitchen.

   During inspection the sign for the manual activation of commercial cooking suppression system is not posted in the kitchen.

   Post a sign indicating instruction for the manual activation of the commercial cooking suppression system.

4. As Required by Div. B, O.Reg 213/07 as amended;

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf, du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON
To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

Article 2.6.1.14. (2) The instructions required in Sentence (1) shall be included in the fire safety plan where such a plan is required.

There are no provision in the fire safety plan for the manual activation of the commercial cooking suppression system.

Prepare and implement the provision in the fire safety plan. Reference contravention 9.

5. As Required by Div. B, O.Reg 213/07 as amended;

Sentence 2.7.1.7. (1) Means of egress shall be maintained in good repair and free of obstructions.

Emergency egress facilities located in the small and large meeting rooms, and the two exits from the Muskoka room lounge to the deck of the main building are blocked by ice and snow.

Remove all accumulations of ice and snow to ensure the proper evacuation through these egress facilities in the even of an emergency.

6. As Required by Div. B, O.Reg 213/07 as amended;

Sentence 2.7.3.3. (3) Emergency lighting unit equipment shall be tested
(a)monthly to ensure that the emergency lights will function upon failure of the primary power supply, and
(b)annually to ensure that the unit will provide emergency lighting for a duration equal to the design criteria under simulated power failure conditions.

Emergency lighting failed to illuminate during inspection when tested in the dining hall above kitchen entrance and large meeting room exit to deck.

Repair or replace emergency lighting units to ensure operability during an emergency.

7. As Required by Div. B, O.Reg 213/07 as amended;

Clause 2.8.2.1.(2)(c) provide for the training of supervisory staff and the instruction of other occupants in their responsibilities for fire safety.

No training of supervisory staff has been conducted.

Train supervisory staff so they know what to do in the event of an emergency.

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf, du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON
To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

8. As Required by Div. B, O.Reg 213/07 as amended;

   Sentence 2.8.2.1. (3) The fire safety plan shall be kept in the building or premises in an approved location.

   Install a Fire fire safety plan box at the main entrance of the main building and store the fire safety plan within it. This will allow for ease of access for firefighters in the event of an emergency.

9. As Required by Div. B, O.Reg 213/07 as amended;

   Sentence 2.8.2.1.(4) The fire safety plan shall be reviewed as often as necessary, but at least every 12 months, and shall be revised as necessary so that it takes into account changes in the use or other characteristics of the building or premises.

   Fire safety plan is out of date and has not been reviewed within the last 12 month.

   Update the fire safety plan and submit to the Chief Fire Official for review and approval.

10. As Required by Div. B, O.Reg 213/07 as amended;

    Article 6.3.3.6. No person shall disable a smoke alarm.

    Smoke alarms have been disabled in Building "330" on the second floor, Laundry facility garage, Building "A" suites 202, 208, and 209 and Detox B.

    Ensure that smoke alarms are replaced in these units to ensure adequate warning in the event of an emergency.

11. As Required by Div. B, O.Reg 213/07 as amended;

    Sentence 6.3.3.7. (1) A smoke alarm shall be replaced within the time frame indicated in the manufacturer's instructions.

    Smoke alarms in Building "D" suites 140,141,240,241, Building "C" suites 131,230,231, Building "340" 1st and 3rd storeys, building "330" 1st and 3rd storeys, Building "B" suites 118,121,125, 219, and Tim's apartment have expired.

    Replace expired hardwired smoke alarms with similar hardwired smoke alarms in accordance with CAN/ULC-S531 "standards for smoke alarms".

Township of Muskoka Lakes

Box 129, 1 Bailey St., Port Carling P0B 1J0
Phone: 705-765-3156

Inspection Order

(Made Pursuant to the Fire Protection & Prevention act, 1997)

Ordres donnés par les inspecteurs

(donné en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

Fire Department Reference #
No de réf, du service d'incendie 17-0002a

Address/Adresse: 3571 Muskoka Road 169, MUSKOKA LAKES ON
To/À Doreen Glowacki, Director of Operations at Greenstone, 3571 Muskoka Road 169 , Muskoka Lakes ON, Received By Doreen Glowacki at Greenstone

12. As Required by Div. B, O.Reg 213/07 as amended;

    Sentence 6.3.4.7.(3) A carbon monoxide alarm shall be replaced within the time frame indicated in the manufacturer's instructions.

    Carbon monoxide alarms in Building "D" suites 140,141,240,241, Building "C" suites, 131,230,231, building "330" 3rd floor, Building "B" suites 118,120,121,219,220 and Tim's apartment have expired.

    Replace all expired carbon monoxide alarms are replaced in accordance with CSA-6.19 " Residential Carbon Monoxide Alarming Devices".

13. As Required by Div. B, O.Reg 213/07 as amended;

    Sentence 6.3.3.7.(2)(b) When a smoke alarm is replaced in the case of a suite not subject to Part 9 that was constructed on or after April 6, 1998, the replacement shall not provide a lower level or type of protection than that required by the Building Code in effect at the time of construction of the suite.

    In building "B" hardwired smoke alarms have been removed in suites 122 and 220 and replaced with battery operated smoke alarms.

    Re-install the hardwired smoke alarms in these above listed suites.

NOTE: Compliance with this Inspection Order does not relieve the owner from compliance with other Fire Code requirements not referenced herein or with other applicable law such as the Building Code Act, 1992 or the Planning Act, R.S.O. 1990.

Where compliance with this Inspection Order requires construction or demolition, the owner should contact the municipal building department to determine if a building permit is required before commencing work.

REMARQUE : Le fait de se conformer au présent ordre donné par un inspecteur ne dégage par le propriétaire de l'obligation qu'il a de se conformer aux autres dispositions du Code non visées par le présent ordre ainsi qu'à toute autre loi applicable, notamment la Loi de 1992 sur le code du bâtiment ou la Loi sur l'aménagement du territoire, L.R.O. 1990.
Si la conformité au présent ordre donné par un inspecteur exige d'exécuter des travaux de construction ou de démolition, le propriétaire doit communiquer avec le service du bâtiment municipal pour déterminer si un permis de construire est requis avant de commencer les travaux.

Douglas Holland

Douglas Holland
(signature of Inspector under the Fire Protection and Prevention act, 1997/signature de l'inspecteur ou inspectrice responsable en vertu de la Loi de 1997 sur la prévention et la protection contre l'incendie)

EXHIBIT 1

NON DISTURBANCE AGREEMENT

This Agreement made the day of , 2017.

BETWEEN:

[Name of Mortgagee]

(the "Mortgagee")

OF THE FIRST PART

- and –

CANADIAN ADDICTION RESIDENTIAL TREATMENT LP, by its general partner CANADIAN ADDICTION TREATMENT GP LIMITED

(the "Tenant")

OF THE SECOND PART

WITNESSES THAT:

WHEREAS by a lease made the day of , 2017 (the "Lease") notice of which was registered in the Land Registry Office for the Land Titles Division of the Township of Muskoka Lakes (No. 35) as Instrument No. *, * (the "Landlord") leased to the Tenant certain premises at the property known municipally as 3571 Muskoka District Road, Highway 169, Muskoka Lakes (Bala), Ontario (the "Premises"), forming part of the land more particularly described in Schedule "A" hereto (the "Land");

WHEREAS by a mortgage from Corporate Properties Resorts Limited to 1352546 Ontario Limited, in the amount of $1,250,000.00, dated the 10th day of May, 2004, and registered in the Registry Office for the Land Titles Division of the Township of Muskoka Lakes on the 11th day of May, 2004, as Instrument No. DM357561.

By way of Instrument No. DM372225 being an Assignment Of Mortgage, dated June 27, 2007, and registered on June 29, 2007, the said Mortgage was assigned from 1352546 Ontario Limited to Robert Salna.

WHEREAS by a mortgage from Corporate Properties Resorts Limited to B. & M. Handelman Investments Limited, in the amount of $3,750,000.00, dated the 7th day of April, 2005, and registered in the Registry Office for the Land Titles Division of the Township of Muskoka Lakes on the 8th day of April, 2005, as Instrument No. DM364785.

By way of Instrument No. DM364795 being an Assignment Of Mortgage, dated April 1, 2005, and registered on April 8, 2005, the said Mortgage was assigned from B. & M. Handelman Investments Limited to The Canada Trust Company, Trustee for SDRIF Account No. 69F331T.

WHEREAS by a mortgage from Corporate Properties Resorts Limited to Stephen Handelman and Martin Handelman ((Trustees) as to an undivided 20% interest, M. Himel Holdings Inc., as to an undivided 20% share, Flordale Holdings Limited, as to an undivided 20% share, Union Felt Products Inc., as to an undivided 20% share and Marvin Tepperman, as to an undivided 20% share, in the amount of $500,000.00, dated the 5th day of October, 2006, and registered in the Registry Office for the Land Titles Division of the Township of Muskoka Lakes on the 11th day of October, 2006, as Instrument No. DM369857.

By way of Instrument No. MT175851 being a Transfer Of Charge, registered on November 4, 2016, the said Mortgage was transferred from Stephen Handelman, M. Himel Holdings Inc., Flordale Holdings Limited, Union Felt Products Inc. and Marvin Tepperman to Yonge McNairn Corporation Limited.

NOW THEREFORE in consideration of the sum of one ($1.00) dollar now paid to it by the Tenant (the receipt and sufficiency of which is hereby acknowledged by the Mortgagee), the Mortgagee for itself, its successors and assigns, hereby covenants with the Tenant, its successors and assigns, as follows:

1. So long as the Tenant is not in default (beyond any period given the Tenant to cure such default pursuant to the Lease) in any payment of rent or additional rent or the performance of any of the terms, covenants or conditions of the Lease on the Tenant's part to be performed, the Tenant's possession of the Premises and the Tenant's rights and privileges under the Lease, or any extensions thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by the Mortgagee, and the Tenant's occupancy of the Premises shall not be disturbed by the Mortgagee for any reason whatsoever during the term of the Lease or any such extensions thereof and the Mortgagee will not join the Tenant as a party defendant in any action or proceeding for the purpose of terminating the Tenant's interest and estate under the Lease because of any default under the Mortgage.

2. Notwithstanding any other provision of this Agreement, the Mortgagee shall not be:

   (a) liable for any default of any landlord under the Lease (including by the Landlord);

   (b) subject to any offsets or defences which have accrued prior to the date of foreclosure or power of sale proceedings;

   (c) bound by, or required to acknowledge, any Rent or additional Rent which the Tenant might have paid under the Lease other than for the current month and last month's rent if applicable;

   (d) bound by, or required to acknowledge, any modification of the said Lease unless made with the consent of the Mortgagee; or any termination or acceptance of surrender

made after the Tenant takes occupancy of the Leased Premises, unless made with the Consent of the Mortgagee;

(e) responsible for the return of nor be liable to give any credit for any security deposit or any Interest thereon delivered to the Landlord under the Lease and not subsequently received by the Mortgagee.

3. If the Mortgagee shall succeed to the interest of the Landlord under the Lease, the Mortgagee shall be bound to the Tenant under all the terms, covenants and conditions of the Lease. The Tenant shall, from and after the Mortgagee's succession to the interest of the Landlord under the Lease, have the same remedies against the Mortgagee for the breach of any agreement contained in the Lease that it might have had under the Lease against the Landlord if the Mortgagee had not succeeded to the interest of the Landlord.

4. The Mortgagee covenants and agrees to obtain from any assignee or successor in title a covenant to assume its obligations hereunder.

5. This Agreement may not be modified orally or in any manner other than an agreement in writing signed by the parties hereto or their respective successors in interest.

IN WITNESS WHEREOF the Mortgagee hereto has hereunto caused its corporate seal be affixed hereto attested by the hand of its proper signing officers duly authorized in that behalf.

[Name of Mortgagee]

Per: ______________________________
Name:
Title:

Per: ______________________________
Name:
Title:

I/We have authority to bind the Corporation

PIN 48153-0336 (LT) being PT LT 15, CON F MEDORA PT 1 35R5958, PT 2 & 3 35R11290; MUSKOKA LAKES